Exhibit 10.3

CATALINA LANDING
AMENDED AND RESTATED OFFICE LEASE

Dated: May 9, 2003

This Amended and Restated Lease (“Lease”), is by and between AC-CATALINA LANDING LLC, a Delaware limited liability company (“Landlord”), and OBAGI MEDICAL PRODUCTS, INC., a California corporation (“Tenant”). John Hancock Mutual Life Insurance Company, a Massachusetts corporation, Landlord’s predecessor in interest, and Tenant, are parties to that certain lease, dated February 27, 1998, and that certain First Amendment to Standard Office Lease, dated October 30, 1998 (collectively, the “Lease”), for the premises described below. Now, therefore, Landlord and Tenant hereby express their mutual desire and intent to amend and restate the Original Lease and First Amendment as follows:

1.        Basic Lease Provisions (“Basic Lease Provisions”)

1.1      Parties: This Lease, dated, for reference purposes only, the ninth day of May, 2003, is made by and between AC-Catalina LLC, a Delaware limited liability company (“Landlord”), and Obagi Medical Products, Inc., a California corporation.

1.2      Premises: The premises are located at 310 Golden Shore, Suite 120, Long Beach, Los Angeles County, CA, as shown on Exhibit “A-11” hereto (the “Premises”). The Premises collectively contain approximately 12,023 Rentable Square Feet (subject to adjustment as provided in this Lease). Notwithstanding anything contained in this Lease to the contrary, the parties hereto agree and acknowledge that any statement of size, square footage, or dimension set forth in this Lease or lease proposals that may have been used in calculating rents or expense recoveries is a reasonable approximation. All rents and/or expense recoveries based thereon is not subject to revision or modification whether or not the actual size is greater or less than stated herein.

1.3      Building and Project: Commonly described as being located at 310 Golden Shore, Long Beach, Los Angeles County, CA 90802 (the Building”), as more particularly described in Exhibit “A” hereto. The Catalina Landing Office Project (“The Office Building Project”) consists of four office buildings (310, 320, 330 and 340 Golden Shore) containing approximately 276,160 rentable square feet.

1.4      Use: General Office, subject to paragraph 6.

1.5                   Term:                                Sixty (60) Lease Months

Commencement Date:     August 1, 2003 (“Commencement Date”)

Expiration Date:              July 31, 2008 (“Expiration Date”), as defined in paragraph 3.

1.6      Base Rent Schedule: Monthly Base Rent is payable in advance on the first day of each month, per paragraph 4.1.

EFFECTIVE DATES OF INCREASE	MONTHLY BASE RENT
August 1, 2003 – July 31, 2004	21,040
August 1, 2004 – July 31, 2005	21,671
August 1, 2005 – July 31, 2006	22,322
August 1, 2006 – July 31, 2007	22,991
August 1, 2007 – July 31, 2008	23,681

1.7      Base Year:                                      1998

1.8      Rent paid upon execution:            $21,040 - To Be Billed

1.9      Security Deposit:                            $17,433.35 - Previously Remitted

1.10    Tenant’s Share of Operating Expense Increase:              4.35% [as defined in Paragraph 4.2]

2.        Premises, Parking and Common Areas.

2.1      Premises: The Premises are a portion of a building, herein sometimes referred to as the “Building” identified in paragraph 1.3 of the Basic Lease Provisions. The Premises, the Building, the Common Areas, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the “Office Building Project.” Landlord hereby leases to Tenant and Tenant leases from Landlord for the term, at the rental, and upon all of the conditions set forth herein, the real property referred to in the Basic Lease Provisions, paragraph 1.2, as the “Premises,” including rights to the Common Areas as hereinafter specified.

2.2      Vehicle Parking:   So long as Tenant is not in default, and subject to the rules and regulations attached hereto, and as established by Landlord from time to time and in accordance with the prevailing parking rates charged by Landlord, Tenant shall be entitled to use up to forty-two (42) parking spaces in the Office Building Project including up to twelve (12) reserved spaces, three of which will be billed at the non-reserved rate.

Initial

Initial

2.2.1   If Tenant commits, permits or allows any of the prohibited activities described in the Lease or the rules then in effect, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

2.2.2   Intentionally Omitted

2.3      Common Areas-Definition. The term “Common Areas” is defined as all areas and facilities outside the Premises and with the exterior boundary line of the Office Building Project that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and of other Tenants of the Office Building Project and their respective employees, suppliers, shippers, customers and invitees, including but not limited to common entrances, lobbies, corridors, stairways and stairwells, public restrooms, elevators, escalators, parking areas to the extent not otherwise prohibited by this Lease, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, ramps, driveways, landscaped areas and decorative walls.

2.4      Common Areas-Rules and Regulations. Tenant agrees to abide by and conform to the rules and regulations attached hereto as Exhibit D with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Landlord shall not be responsible to Tenant for the non-compliance with said rules and regulations by other Tenants, their agents, employees and invitees of the Office Building Project.

2.5      Common Areas- Changes. Landlord shall have the right, in Landlord’s sole discretion, from time to time:

(a) To make changes to the Building interior and exterior and Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land and improvements outside the boundaries of the Office Building Project to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Office Building Project;

(d) To add additional buildings and improvements to the Common Areas;

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Office Building Project, or any portion thereof;

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Office Building Project as Landlord may, in the exercise of sound business judgment deem to be appropriate.

3.        Term

3.1      Term. The term and Commencement Date of this Lease shall be as specified in paragraph 1.5 of the Basic Lease Provisions.

3.2      Delivery of Possession. Landlord will deliver possession of the Premises to Tenant in its current “as-is” condition. If, for any reason not caused by Tenant, Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting from such delay, but in such event, the Commencement Date and Tenant’s obligation to pay rent will not commence until Landlord delivers possession to Tenant. If the delay in possession is caused by Tenant, then the Term and Tenant’s obligation to pay rent will commence as of the Commencement Date even though Tenant does not yet have possession. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant’s obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Monthly Base Rent; and (iii) copies of policies of insurance or certificates thereof as required in this Lease.

3.3      Early Possession. If Tenant occupies the Premises prior to said Commencement Date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not change the termination date, and Tenant shall pay rent for such occupancy.

3.4      Uncertain Commencement. In the event commencement of the Lease term is defined as the completion of the improvements, Tenant and Landlord shall execute an amendment to this Lease establishing the date of Tender of Possession (as defined in paragraph 3.2.1) or the actual taking of possession by Tenant, whichever first occurs, as the Commencement Date.

4.        Rent

4.1      Base Rent. Subject to adjustment as hereinafter provided in paragraph 1.6, and except as may be otherwise expressly provided this Lease, Tenant shall pay to Landlord the Base Rent for the Premises set forth in paragraph 1.6 of the Basic Lease Provisions, without offset or deduction. Tenant shall pay Landlord upon execution hereof the advance Base Rent described in paragraph 1.8 of the

Basic Lease Provisions. Rent for any period during the term hereof which is for less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

4.2      Operating Expense Increase. Tenant shall pay to Landlord during the term hereof, in addition to the Base Rent, Tenant’s Share as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison year exceeds the amount of all Operating Expenses for the Base Year, such excess being hereinafter referred to as the “Operating Expense Increase,” in accordance with the following provisions:

(a) “Tenant’s Share” is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in Basic Lease Provisions are approximations which Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.

(b) “Base Year” is defined as the calendar year in which the Lease term commences.

(c) “Comparison Year” is defined as each calendar year during the term of this Lease subsequent to the Base Year; provided, however, Tenant shall have no obligation to pay share of the Operating Expenses Increase applicable to the first twelve (12) months of the Lease Term (other than such as are mandated by a governmental authority as to which government mandated expenses Tenant shall pay Tenant’s Share, notwithstanding they occur during the first twelve (12) months). Tenant’s Share of the Operating Expense Increase for the first and last Comparison Years of the Lease Term shall be prorated according to that portion of such Comparison Year as to which Tenant is responsible for a share of such increase.

(d) “Operating Expenses” is defined, for purposes of this Lease, to include all costs, if any, incurred by Landlord in the exercise of its reasonable discretion, for:

(i)        The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped area, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, Tenants or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler systems maintenance and repair.

(ii)                    Trash disposal, janitorial and security services;

(iii)                 Any other service to be provided by Landlord that is elsewhere in this Lease stated to be an “Operating Expense”;

(iv)                The cost of the premiums for the liability and property insurance policies to be maintained by Landlord under paragraph 8 hereof;

(v)                   The amount of the real property taxes to be paid by Landlord under paragraph 10.1 hereof;

(vi)                The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;

(vii)             Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;

(viii)          Replacing and /or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Landlord’s accountants);

(ix)                  Replacements of equipment or improvements that have a useful life for depreciation purposes according to Federal income tax guidelines of five (5) years or less, as amortized over such life.

(e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

(f) Operating Expenses shall not include any expenses paid by any Tenant directly to third parties, or as to which Landlord is otherwise reimbursed by any third party, other tenant, or by insurance proceeds.

(g) Tenant’s Share of Operating Expenses Increase shall be payable by Tenant within ten (10) days after a reasonably detailed statement of actual expenses is presented to Tenant by Landlord. At Landlord’s option, however, an amount may be estimated by Landlord from time to time in advance of Tenant’s Share of the Operating Expense Increase for any Comparison Year, and the same shall be payable monthly or quarterly, as Landlord shall designate, during each Comparison Year of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Tenant pays Landlord’s estimate of Tenant’s Share of Operating Expense Increase as aforesaid, Landlord shall deliver to Tenant within sixty (60) days after the expiration of each Comparison Year a reasonably detailed statement showing Tenant’s Share of the actual Operating Expense Increase incurred during such year. If Tenant’s payments under this paragraph 4.2(g) during said Comparison Year exceed Tenant’s Share as indicated on said statement, Tenant shall be entitled to credit the amount of such overpayment against Tenant’s Share of Operating Expense Increase next falling due. If Tenant’s payments under this paragraph during said Comparison Year were less than Tenant’s Share as indicated on said statement, Tenant shall pay to Landlord the amount of the deficiency within ten (10) days after delivery by Landlord to Tenant of said statement. Landlord and Tenant shall forthwith adjust between them by cash payment any balance determined to exist with respect to that portion of the last Comparison Year for which Tenant is responsible as to Operating Expense Increases, notwithstanding that the Lease term may have terminated before the end of such Comparison Year.

5.        Security Deposit. Tenant shall deposit with Landlord upon execution hereof the security deposit set forth in paragraph 1.9 of the Basic Lease Provisions as security for Tenant’s faithful performance of Tenant’s obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default for the payment of any other sum to which Landlord may become obligated by reason of Tenant’s default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount then required of Tenant. If the monthly Base Rent shall, from time to time, increase during the term of this Lease, Tenant shall, at the time of such increase, deposit with Landlord additional money as a security deposit so that the total amount of the security deposit held by Landlord shall at all times bear the same proportion to the then current Base Rent as the initial security deposit bears to the initial Base Rent set forth in paragraph 1.6 of the Basic Lease Provisions. Landlord shall not be required to keep said security deposit separate from its general accounts. If Tenant performs all of Tenant’s obligations hereunder, said deposit, or so much thereof as has not heretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant (or, at Landlord’s option, to the last assignee, if any, of Tenant’s interest hereunder) at the expiration of the term hereof and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

6.        Use.

6.1      Use. The Premises shall be used and occupied only for the purpose set forth in paragraph 1.4 of the Basic Lease Provisions or any other use which is reasonably comparable to that use and for no other purpose.

6.2      Compliance with Law.

(a) Landlord warrants to Tenant that the Premises, in the state existing on the date that the Lease term commences, but without regard to alterations or improvements made by Tenant or the use for which Tenant will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term Commencement Date. In the event it is determined that this warranty has been violated, than it shall be the obligation of the Landlord, after written notice from Tenant, to promptly, at Landlord’s sole cost and expense, rectify any such violation.

(b) Except as provided in paragraph 6.2(a) Tenant shall, at Tenant’s expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Tenant of the Premises. Tenant shall conduct its business in a lawful manner and shall not use or permit the use of the Premises or the Common Areas in any manner that will tend to create waste or nuisance or shall tend to disturb other occupants of the Office Building Project.

6.3      Condition of Premises.

(a) Landlord will deliver possession of the Premises to Tenant in its current “as-is” condition. If, for any reason not caused by Tenant, Landlord cannot deliver possession of the Premises to Tenant on the Commencement Date, this Lease will not be void or voidable, nor will Landlord be liable to Tenant for any loss or damage resulting from such delay, but in such event, the Commencement Date and Tenant’s obligation to pay rent will not commence until Landlord delivers possession to Tenant. If the delay in possession is caused by Tenant, then the Term and Tenant’s obligation to pay rent will commence as of the Commencement Date even though Tenant does not yet have possession. Notwithstanding the foregoing, Landlord will not be obligated to deliver possession of the Premises to Tenant (but Tenant will be liable for rent if Landlord can otherwise deliver the Premises to Tenant) until Landlord has received from Tenant all of the following: (i) a copy of this Lease fully executed by Tenant and the guaranty of Tenant’s obligations under this Lease, if any, executed by the Guarantor(s); (ii) the Security Deposit and the first installment of Monthly Base Rent; and (iii) copies of policies of insurance or certificates thereof as required in this Lease.

(b) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Office Building Project in their condition existing as of the Lease Commencement Date or the date that Tenant takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the

Premises, and any easements, covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, possession and to have acknowledged that all work to be completed by Landlord has been completed and there are no additional items needing work or repair by Landlord. Tenant further acknowledges that neither Landlord nor Landlord’s agent or agents has made any representation or warranty as to present or future suitability of the Premises, Common Areas, or Office Building Project for the conduct of Tenant’s business.

7.        Maintenance, Repairs, Alterations and Common Area Services.

7.1      Landlords Obligations. Landlord shall keep the Office Building Project, including the Premises, interior and exterior walls, roof, and common areas, and the equipment whether used exclusively for the Premises or in common with other premises, in good condition and repair: provided, however, Landlord shall not be obligated to pain, repair or replace wall coverings, or to repair or replace any improvements that are not ordinarily a part of the Building or are above then Building standards. Except as provided in paragraph 9.5, there shall be no abatement of rent or liability of Tenant on account of any injury or interference with Tenant’s business with respect to any improvements, alterations or repairs made by Landlord to the Office Building Project or any part thereof. Tenant expressly waives the benefits of any stature now or hereafter in effect which would otherwise afford Tenant the right to make repairs at Landlord’s expense or to terminate this Lease because of Landlord’s failure to keep the premises in good order, condition and repair.

7.2      Tenant’s Obligations.

(a) Not withstanding Landlord’s obligation to keep the Premises in good condition and repair, Tenant shall be responsible for payment of the cost thereof to Landlord as additional rent for the portion of the cost of any maintenance and repair of the Premises, or any equipment (wherever located) that serves only Tenant or the Premises, to the extent such cost is attributable to causes beyond normal wear and tear. Tenant shall be responsible for the cost of painting, repairing or replacing wall coverings, and to repair or replace any Premises improvements that are not ordinarily a part of the Building or that are above then Building standards. Landlord may, at its option, upon reasonable notice, elect to have Tenant perform any particular such maintenance or repairs the cost of which is otherwise Tenant’s responsibility hereunder.

(b) On the last day of the term hereof, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear it the same could have been prevented by good maintenance practices by Tenant. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant’s trade fixtures, alterations, furnishings and equipment. Except as otherwise stated in this Lease, Tenant shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, air conditioning, window coverings, wall coverings, carpets, wall paneling, ceilings and plumbing on the Premises and in good operation condition.

7.3      Alterations and Additions.

(a) Tenant shall not without Landlord’s prior written consent make any alterations, improvements, additions, Utility Installations or repairs in, on or about the Premises, or the Office Building Project. As used in this paragraph 7.3 the term “Utility Installation” shall mean carpeting, window and wall coverings, power panels, electrical distribution systems, lighting fixtures, air conditioning, plumbing, and telephone and telecommunication wiring and equipment. At the expiration of the term, Landlord may require the removal of any or all of said alterations, improvements, additions or Utility Installations, and the restoration of the Premises and the Office Building Project to their prior condition, at Tenant’s expense. Should Landlord permit Tenant to make its own alterations, improvements, additions or Utility Installations, Tenant shall use only such contractor as has been expressly approved by Landlord, and Landlord may require Tenant to provide Landlord, at Tenant’s sole cost and expense, a lien and completion bond in an amount equal to one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic’s and materialmen’s liens and to insure completion of the work. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of the same.

(b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Office Building Project that Tenant shall desire to make shall be presented to Landlord in written form, with proposed detailed plans. If Landlord shall give its consent to Tenant’s making such alteration, improvement, addition or Utility Installation, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable governmental agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner.

(c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic’s or materialmen’s lien against the Premises, the Building or the Office Building Project, or any interest therein.

(d) Tenant shall give Landlord not less than ten (10) days notice prior to the commencement of any work in the Premises by Tenant, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense defend itself and Landlord against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Premises, the Building or the Office Building Project, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord against liability for the same and holding the Premises, the Building and the Office Building Project free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord’s reasonable attorney’s fees and cost in participating in such action if Landlord shall decide it is to Landlord’s best interest so to do.

(e) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Tenant), which may be made to the Premises by Tenant, including but not limited to, floor coverings, paneling, doors, drapes, built-ins, moldings, sound attenuation, and lighting and telephone or communication systems, conduit, wiring and outlets, shall be made and done in a good and workmanlike manner and of good and sufficient quality and materials and shall be the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal pursuant to paragraph 7.3 (a). Provided Tenant is not in default, notwithstanding the provisions of this paragraph 7.3(e), Tenants personal property and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the premises or the building, and other than Utility Installations, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of paragraph 7.2.

(f) Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements, additions, or Utility Installations.

7.4      Utility Additions. Landlord reserves the right to install new or additional utility facilities throughout the Office Building Project for the benefit of Landlord or Tenant, or any other Tenant of the Office Building Project, including, but not by way of limitation, such utilities as plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant’s use of the Premises.

8.        Insurance: Indemnity.

8.1      Liability Insurance-Tenant. Tenant shall, at all Tenant’s expense, obtain and keep in force during the term of this Lease a policy of Comprehensive General Liability insurance utilizing and Insurance Services Office Standard form with Broad Form General Liability Endorsement (GLO404), or equivalent, in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined or in a greater amount as reasonably determined by Landlord and shall insure Tenant with Landlord as an additional insured against liability arising our of the use, occupancy or maintenance of the Premises Compliance with the above requirement shall not however limit the liability of Tenant hereunder.

8.2      Liability Insurance-Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Broad Form Property Damage Insurance, plus coverage against such other risks Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Office Building Project in an amount not less than $5,000,000.00 per occurrence.

8.3      Property Insurance-Tenant. Tenant shall, at Tenant’s expense, obtain and keep in force during the term of this Lease for the benefit of Tenant, replacement cost fire and extended coverage insurance, with vandalism and malicious mischief, sprinkler leakage and earthquake sprinkler leakage endorsements, in an amount sufficient to cover not less than 100% of the full replacement cost, as the same may exist from time to time, of all of Tenant’s personal property, fixtures, equipment and tenant improvements.

8.4      Property Insurance-Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Office Building Project improvements, but not Tenant’s personal property, fixtures, equipment or tenant improvements, in the amount of the full replacement cost thereof, as the same may exist from time to time, utilizing Insurance Services Office standard form, or equivalent, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable or may be required by a lender having a lien on the Office Building Project. In addition, Landlord shall obtain and keep in force during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Landlord which insurance shall also cover all Operating Expenses for said period. Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by these paragraphs 8.2 and 8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(f) hereof, the deductible amounts under the applicable insurance policies shall be deemed an Operating Expense. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the entirety of any increase in the property insurance premium of the Office Building Project over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Landlord’s insurance carrier as being caused by the nature of Tenant’s occupancy or any act or omission of Tenant.

8.5      Insurance Policies. Tenant shall deliver to Landlord copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance PRIOR TO TENANTS POSSESSION OF SAID PREMISES. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice by Landlord. Tenant shall, at least thirty(30) days prior to the expiration of such policies, furnish Landlord with renewals thereof.

8.6      Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other, and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors and/or invitees. If necessary all property insurance policies required under this Lease shall be endorsed to so provide.

8.7      Indemnity. Tenant shall indemnify and hold harmless Landlord and its agents, Landlord’s master or ground Landlord, partners, members and lenders, from and against any and all claims for damage to the person or property of anyone or any entity arising from Tenant’s use of the Office Building Project, or from the conduct of Tenant’s business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold harmless Landlord from and against any and all claims, cost and expenses arising from any breach or default in the performance of any obligation on Tenant’s part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant’s agents, contractors, employees, or invitees, and from and against all costs, attorney’s fees, expenses and liabilities incurred by Landlord as the result of any such use, conduct , activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceeding be brought against Landlord by reason of any such matter, Tenant upon notice from Landlord shall defend the same at Tenant’s expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Landlord need not have first paid any such claim in order to be so indemnified. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons. In, upon or about the Office Building Project arising from any cause and Tenant hereby waives all claims in respect thereof against Landlord.

8.8      Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom or for loss of or damage to the goods, wares, merchandise or other property of Tenant, Tenant’s employees, invitees, customers, or any other persons in or about the Premises or the Office Building Project, nor shall Landlord be liable for injury to the person of Tenant, Tenant’s employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Office Building Project, or form other sources or places, or from new construction or the repair, alteration or improvement of any part of the Office Building Project, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible, Landlord shall not be liable for any damages arising from any act or neglect of any other Tenant, occupant or user of the Office Building Project, nor from the failure of Landlord to enforce the provisions of any other lease of any other Tenant of the Office Building Project.

8.9      No Representation of Adequate Coverage. Landlord makes no representation that the limits or forms of coverage of insurance specified in this paragraph 8 are adequate to cover Tenant’s property or obligations under this Lease.

8.10    Failure to Maintain Insurance. For any period or periods in which Tenant fails to maintain any insurance required by this Lease, or, if after ten (10) days following the Commencement Date, Tenant has not provided Landlord with the additional Insured-Manager’s or Landlord’s endorsement required to be submitted pursuant to this Lease, without further notice, Base Rent shall be automatically increased by One Hundred and Fifty Dollars ($150.00) per month, until such time as Tenant complies with the insurance provisions of this Lease. Notwithstanding anything contained herein to the contrary, the foregoing shall not be construed, interpreted, or deemed (i) a waiver of any default created by reason of Tenant’s failure to provide the insurance called for in this Lease; (ii) limit any other right or remedy of Landlord; (iii) relieve Tenant of its obligations regarding maintenance of insurance as provided by the lease; or (iv) be considered a policy of insurance in favor of Tenant. Landlord and Tenant agree the additional monthly charge described herein represents a fair and reasonable estimate of the additional administrative costs Landlord will incur by reason of any failure by Tenant to provide the required insurance documentation to Landlord.

9.                         Damage or Destruction.

9.1                 Definitions.

(a)                     “Premises Damage” shall mean if the Premises are damaged or destroyed to any extent.

(b)                    “Premises Building Partial Damage” shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the building.

(c)                     “Premises Building Total Destruction” shall mean if the Building which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building

(d)                    “Office Building Project Buildings” shall mean all of the buildings on the Office Building Project site.

(e)                     “Office Building Project Buildings Total Destruction” shall mean if the Office Building Project Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of the Office Building Project Buildings.

(f)                       “Insured Loss” shall mean damage or destruction which was caused by an event required to be covered by the Insurance described in paragraph 8. The fact that an insured Loss has a deductible amount shall not make the loss an uninsured loss.

(g)                    “Replacement Cost” shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by Tenants, other than those installed by Landlord at Tenant’s expense.

9.2      Premises Damage: Premises Building Partial Damage.

(a) Insured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Damage or Premises Building Partial Damage, then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord’s expense, repair such damage (but not Tenant’s fixtures, equipment or tenant improvements originally paid for by Tenant) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect.

(b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant’s expanse), which damage prevents Tenant from making any substantial use of the Premises. Landlord may at Landlord’s option either (i) repair such damage as soon as reasonably possible at Landlord’s expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord’s intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage.

9.3      Premises Building Total Destruction; Office Building Project Total Destruction. Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, which falls into the classifications of either (i) Premises Building Total Destruction, or (ii) Office Building Total Destruction, then Landlord may at Landlord’s option either (i) repair such damage or destruction as soon as reasonably possible at Landlord’s expense (to the extent required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant’s fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord’s intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage.

9.4      Damage Near End of Term.

(a) Subject to paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is substantial damage to the Premises. Landlord may at Landlord’s option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Tenant of Landlord’s election to do so within 30 days after the date of occurrence of such damage.

(b) Notwithstanding paragraph 9.4(a), in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Damage during the last twelve (12) months of the term of this Lease. If Tenant duly exercises such option during said twenty (20) day period, Landlord shall, at Landlord’s expense, repair such damage, but not Tenant’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord’s option terminate and cancel this Lease as of the expiration of said twenty (20) day period, at Landlord’s expense, repair such damage, but not Tenant’s fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord’s option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Tenant of Landlord’s election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5      Abatement of Rent: Tenant’s Remedies.

(a) In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the rent payable hereunder (including Tenant’s Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence of Tenant, and (2) such abatement shall only be to the extent the operation and profitability of Tenant’s business as operated from the Premises is adversely affected. Except for said abatement of rent, if any Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration.

(b) If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within six (6) months after such occurrence, Tenant may at Tenant’s option cancel and terminate this Lease by giving Landlord written notice of Tenant’s election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

(c) Tenant agrees to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval and/or execution of plans and specifications required.

9.6      Termination- Advance Payments. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant’s security deposit as has therefore been applied by Landlord.

9.7      Waiver. Landlord and Tenant waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.      Real Property Taxes.

10.1    Payment of Taxes. Landlord shall pay the real property tax, as defined in paragraph 10.3, applicable to the Office Building Project subject to reimbursement by Tenant of Tenant’s Share of such taxes in accordance with the provisions of paragraph 4.2. except as otherwise provided in paragraph 10.2.

10.2    Additional Improvements. Tenant shall not be responsible for paying any increase in real property tax specified in the tax assessor’s records and work sheets as being caused by additional improvements placed upon the Office Building Project by other Tenants or by Landlord for the exclusive enjoyment of any other Tenant. Tenant shall, however pay to Landlord at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant’s request.

10.3    Definition of “Real Property Tax.” As used herein, the term “real property tax” shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Office Building Project or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Office Building Project or in any portion thereof, as against Landlord’s right to rent or other income therefrom, and as against Landlord’s business of leasing the Office Building Project. The term “real property tax” shall also include any tax, fee, levy, assessment, or charge (i) in substitution of partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of “real property tax,” or (ii) the nature of which was hereinbefore included within the definition of “real property tax,” or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a result of a change in ownership, as defined by applicable local statutes for property tax purposes, of the Office Building Project or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such change of ownership, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4    Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Tenant under paragraph 10.2 or 10.5 are not separately assessed, Tenant’s portion of that tax shall be equitably determined by Landlord form the respective valuations assigned in the assessor’s work sheets or such other information (which may include the cost of construction) as many be reasonably available. Landlord’s reasonable determination thereof, in good faith, shall be conclusive.

10.5    Personal Property Taxes.

(a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

(b) If any of Tenant’s said personal property shall be assessed with Landlord’s real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant’s property.

11.      Utilities.

11.1    Services Provided by Landlord. Landlord shall provide heating, ventilation, air conditioning, and janitorial service as reasonably required, reasonable amounts if electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, and replacement light bulbs and/or fluorescent tubes and ballast for standard overhead fixtures.

11.2    Services Exclusive to Tenant. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied and/or metered exclusively to the Premises or to Tenant, together with any taxes thereon. If any such services are not separately metered to the Premises Tenant shall pay at Landlord’s option, either Tenant’s Share or a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises in the Building.

11.3    Hours of Service. Said services and utilities shall be provided during generally accepted business days and hours or such other days or hours as may hereafter be set forth. Utilities and services required at other times shall be subject to advance request and reimbursement by Tenant to Landlord of the cost thereof.

11.4    Excess Usage by Tenant. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Office Building Project. Landlord shall require Tenant to reimburse Landlord for any excess expenses or costs that may arise out of a breach of this subparagraph by Tenant. Landlord may, in its sole discretion, install at Tenant’s expense supplemental equipment and/or separate metering applicable to Tenant’s excess usage or loading.

11.5    Interruptions. There shall be no abatement of rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Landlord’s reasonable control or in cooperation with governmental request or directions.

12.      Assignment and Subletting.

12.1    Landlord’s Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant’s interest in the Lease or in the Premises, without Landlord’s prior written consent, which Landlord shall not unreasonably withhold. Landlord shall respond to Tenant’s request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material default and breach of this Lease without the need for notice to Tenant under paragraph 13.1 “Transfer” within the meaning of this paragraph 12 shall include the transfer or transfers aggregating; (a) if Tenant is a corporation, more than twenty-five percent (25%) of the voting stock of such corporation, or (b) if Tenant is a partnership, more than twenty-five percent (25%) of the profit and loss participation in such partnership.

12.2    Tenant Affiliate. Notwithstanding the provisions of paragraph 12.1 hereof, Tenant may assign or sublet the Premises, or any portion thereof, without Landlord’s consent, to any corporation which controls, is controlled by or is under common control with Tenant, or to any corporation resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets of Tenant as going concern of the business that is being conducted on the Premises, all of which are referred to as “Tenant Affiliate”; provided that before such assignment shall be effective, (a) said assignee shall assume, in full, the obligations of Tenant under this Lease and (b) Landlord shall be given written notice of such assignment and assumption. Any such assignment shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

12.3    Terms and Conditions Applicable to Assignment and Subletting.

(a) Regardless of Landlord’s consent, no assignment or subletting shall release Tenant of Tenant’s obligations hereunder or after the primary liability of Tenant to pay the rent and other sums due Landlord hereunder included Tenant’s Share of Operating Expenses Increase, and to perform all obligations to be performed by Tenant hereunder.

(b) Landlord may accept rent from anyone other than Tenant pending approval or disapproval or disapproval of such assignment.

(c) Neither a delay in the approval or disapproval of such assignment or subletting, nor the acceptance of rent, shall constitute a waiver or estoppel of Landlord’s right to exercise its remedies for the breach of any of the terms or conditions of this paragraph 12 or this Lease.

(d) If Tenant’s obligations under this Lease have been guaranteed by third parties, then an assignment or sublease, and Landlord’s consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

(e) The consent by Landlord to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Tenant or to any subsequent or successive assignment or subletting by the subtenant. However, Landlord may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability under this Lease or said sublease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Tenant or subtenant under this Lease or such sublease.

(f) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the subtenant, without first exhausting Landlord’s remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

(g) Landlord’s written consent to any assignment or subletting of the Premises by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time.

(h) The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to an assignment or subletting was materially false shall, at Landlord’s election, render Landlord’s said consent null and void.

12.4    Additional Terms and Conditions Applicable to Subletting. Regardless of Landlord’s consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

(a) Tenant hereby assigns and transfers to Landlord all of Tenant’s interest in all rentals and income arising from any sublease heretofore or hereafter made by Tenant, and Landlord may collect such rent and income and apply same toward Tenant’s obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant’s obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of this or any other assignment of such sublease to Landlord nor by reason of the collection of the rents from a subtenant, be deemed liable to the subtenant for any failure of Tenant to perform and comply with any of Tenant’s obligations to such subtenant under such sublease. Tenant hereby irrevocably authorizes and directs any such subtenant, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant’s obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such subtenant shall have the right to rely upon any such statement and request from Landlord, and that such subtenant shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said subtenant or Landlord for any such rents so paid by said subtenant to Landlord.

(b) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. In entering into any sublease, Tenant shall use only such form of subtenant as is satisfactory to Landlord, and once approved by Landlord, such sublease shall not be changed or modified without Landlord’s prior written consent. Any sublease shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Landlord, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Tenant other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

(c) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord at its option and without any obligation to do so, may require any subtenant to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time to the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such subtenant to Tenant or for any other prior defaults of Tenant under such sublease.

(d) No subtenant shall further assign or sublet all or any part of the Premises without Landlord’s prior written consent.

(e) With respect to any subletting to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the subtenant. Such subtenant shall have the right to cure a default of Tenant within three (3) days after service of said notice of default upon such subtenant, and the subtenant shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the subtenant.

12.5    Landlord’s Expenses. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or subletting or if Tenant shall request the consent of Landlord for any act Tenant proposes to do then Tenant shall pay a minimum $250.00 consent fee in addition to Landlord’s reasonable costs and expenses incurred in connection therewith, including attorneys; architects; engineers’ or other consultants’ fees.

12.6    Conditions to Consent. Landlord reserves the right to condition any approval to assignee sublet upon Landlord’s determination that (a) the proposed assignee or subtenant shall conduct a business on the Premises of a quality substantially equal to that of Tenant and consistent with the general character of the other occupants of the Office Building Project and not in violation of any exclusives or rights then held by other tenants, and (b) the proposed assignee or subtenant be at least as financially responsible as Tenant was expected to be at the time of the execution of this Lease or of such assignment or subletting, whichever is greater.

13.      Default; Remedies.

13.1    Default. The occurrence of anyone or more of the following events shall constitute a material default of this Lease by Tenant:

(a) The vacation or abandonment of the Premises by Tenant. Vacation of the Premises shall include the failure to occupy the Premises for a continuous period of fourteen (14) days or more, whether or not the rent is paid.

(b) The breach by Tenant of any of the covenants, conditions or provisions of paragraphs 7.3(a), (b) or (d) (alterations), 12.1 (assignment or subletting), 13.1 (a) (vacation or abandonment), 13. 1 (e) (insolvency), 13.1 (f) (false statement), 16 (a) (estoppel certificate), 30 (b) (subordination), 33 (auctions), or 41.1 (easements), all of which are hereby deemed to be material, non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

(c) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant. In the event Landlord serves Tenant with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes, such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph. Additionally, Tenant shall pay Landlord a $175.00 demand preparation fee each occurrence Landlord serves Tenant with a Notice to Pay Rent or Quit.

(d) The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by Tenant other than those referenced in subparagraphs (b) and (c), above, where such failure shall continue for a period of thirty (30) days after written notice there from Landlord to Tenant; provided, however, that if the nature of Tenant’s noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default provided Tenant commenced such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion. To the extent permitted by law such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Tenant under applicable Unlawful Detainer statutes.

(e) (i) The making by Tenant of any general arrangement or general assignment for the benefit of creditors: (ii) Tenant becoming a “debtor” as defined in 11U.S.C. 101 or any successor stature thereto (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60)days (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where possession is not restored to Tenant within thirty (30) days: or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant’s assets located at the Premises or of Tenant’s interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1 (e) is contrary to any applicable law, such provision shall be of no force or effect.

(f) The discovery by Landlord that any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of Tenant’s obligation hereunder, was materially false.

13.2    Remedies. In the event of any material default or breach of this Lease by Tenant, Landlord may at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

(a) Terminate Tenant’s right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney’s fees and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss from the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord pursuant to paragraph 15 applicable to the unexpired term of this Lease.

(b) Maintain Tenant’s right to possession in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event Landlord shall be entitled to enforce all of Landlord’s rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

(c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Tenant under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

13.3    Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required by Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed or trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for performance then Landlord shall not be in default if Landlord commences performance within such 30-day period and thereafter diligently pursues the same to completion.

13.4    Late Charges. Tenant hereby acknowledges that late payments by Tenant to Landlord of Base Rent, Tenant’s Share of Operating Expense Increase or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Office Building Project. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Tenant shall not be received by Landlord or Landlord’s designee within five (5) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to 10% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant’s default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

14.      Condemnation. If the Premises or any portion thereof or the Office Building Project are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called “condemnation”), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Office Building Project are taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant’s business conducted from the Premises, Tenant shall have the option, to be exercised only in writing within thirty (30) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice , within thirty (30) days after the condemning authority shall have taken possession), to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent and Tenant’s Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of rent shall occur with respect thereto or by reason thereof Landlord shall have the option in its sole discretion to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Office Building Project. Any award for the taking of all or any part of the Premises or the Office Building Project under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant’s trade fixtures, removable personal property and unamortized tenant improvements that have been paid for by Tenant. For that purpose the cost of such improvements shall be amortized over the original term of this Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

15.      Broker’s Fee.

(a) The brokers involved in this transaction are _______ as “Listing Broker,” and _______ as “Cooperating Broker,” licensed real estate broker(s). A “Cooperating Broker” is defined as any broker other than the Listing Broker entitled to a share of any commission arising under this Lease. Upon execution of this Lease by both parties, Landlord shall pay to said brokers jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Landlord and said broker(s), or in the event there is no separate agreement between Landlord and said broker(s), the sum of $ _______ for brokerage services rendered by said broker(s) to Landlord in this transaction.

(b) Landlord, Tenant, and Cooperating Broker further agree that no commission or fee shall be paid to the Cooperating Broker if: (i) Tenant exercises any Option, as defined in paragraph 39.1 of this Lease, which is granted to Tenant under this Lease, or any subsequently granted option which is substantially similar to an Option granted to Tenant under this Lease, or (ii) Tenant acquires any rights to the Premises or other premises described in this Lease which are substantially similar to what Tenant would have acquired had an Option herein granted to Tenant been exercised, or (iii) Tenant remains in possession of the Premises after the expiration of the term of this Lease after having failed to exercise an Option, or (iv) said broker(s) are the procuring cause of any other lease or sale entered into between the parties pertaining to the Premises and /or any adjacent property in which Landlord has an interest, or (v) except as provided in this Lease, the Base Rent is increased.

(c) Landlord agrees to pay said fee not only on behalf of Landlord but also on behalf on any person, corporation, association, or other entity having an ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Landlord’s interest in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Landlord’s obligation under this paragraph 15. Each listing and cooperating broker shall be a third party beneficiary of the provisions of this paragraph 15 to the extent of their interest in any commission arising under this Lease and may enforce that right directly against Landlord; provided, however, that all brokers having a right to any part of such total commission shall be a necessary party to any suit with respect thereto.

(d) Tenant and Landlord each represent and warrant to the other that neither has had any dealings with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in paragraph 15(a), above) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder’s fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys’ fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.      Estoppel Certificate.

(a) Each party (as “responding party”) shall at any time upon not less than ten (10) day’s prior written notice from the other party (“requesting party”) execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party’s knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Office Building Project or of the business of Tenant.

(b) At the requesting party’s option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party’s performance, and (iii) if Landlord is the requesting party, not more than one month’s rent has been paid in advance.

(c) If Landlord desires to finance, refinance, or sell the Office Building Project, or any part thereof, Tenant hereby agrees to deliver to any lender or purchaser designated by Landlord such financial statements of Tenant as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years’ financial statement of Tenant. All such financial statements shall be received by Landlord and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17.      Landlord’s Liability. The term “Landlord” as used herein shall mean only the owner or owners, at the time in question, of the fee title or a Tenant’s interest in a ground lease of the Office Building Project, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord’s obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord’s successors and assigns, only during their respective periods of ownership.

18.      Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19.      Interest on Past-due Obligations. Except as expressly herein provided, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowable by law or judgments from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease; provided, however, that interest shall not be payable on late charges incurred by Tenant nor on any amounts upon which late charges are paid by Tenant.

20.      Time of Essence. Time is of the essence with respect to the obligations to be performed under this Lease.

21.      Additional Rent. All monetary obligations of Tenant to Landlord under the terms of this Lease, including but not limited to Tenant’s Share of Operating Expense Increase and any other expenses payable by Tenant hereunder shall be deemed to be rent.

22.      Incorporation of Agreement; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This lease may be modified in writing only signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the Landlord or any employee or agents of any of said person has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Office Building Project and Tenant acknowledges that Tenant assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease.

23.      Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified or registered mail, and shall be deemed sufficiently given if delivered or addressed to Tenant or to Landlord at the address noted below or adjacent to the signature of the respective parties, as the case may be. Mailed notices shall be deemed given upon actual receipt at the address required, or forty-eight hours following deposit in the mail, postage prepaid, whichever first occurs. Either party may by notice to the other specify a different address for notice purposes except that upon Tenant’s taking possession of the Premises, the Premises shall constitute Tenant’s address for notice purposes. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may from time to time hereafter designate by notice to Tenant.

24.      Waivers. No waiver by Landlord of any provisions hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision, Landlord’s consent to, or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord’s consent to or approval of any subsequent act by Tenant. The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord’s knowledge of such preceding breach at the time of acceptance of such rent.

25.      Recording. Either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a “short form” memorandum of this Lease for recording purposes.

26.      Holding Over. If Tenant, with Landlord’s consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Tenant, except that the rent payable shall be two hundred percent (200%) of the rent payable immediately preceding the termination date of this Lease, and all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

27.      Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.      Covenant and Conditions. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition.

29.      Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Tenant and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Office Building Project is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Office Building Project is located.

30.      Subordination.

(a) This Lease, and any Option or right of first refusal granted hereby, at Landlord’s option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now hereafter placed upon the Office Building Project and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant’s right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Landlord shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

(b) Tenant agrees to execute any document required to effectuate an attornment, a subordination, or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Tenant’s failure to execute such documents within ten (10) days after written demand shall constitute a material default by Tenant hereunder without further notice to Tenant or, at Landlord’s option, Landlord shall execute such documents on behalf of Tenant as Tenant’s attorney-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant’s attorney-in-fact and in Tenant’s name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31.      Professional Fees and Costs. Any expenses of any nature incurred by Landlord in connection with any performance by it for the account of Tenant, and all costs and expenses, including reasonable attorneys’ fees (whether or not legal proceedings are instituted) involved in collecting monies due under this Lease and enforcing or interpreting the obligations of Tenant under this Lease, including but not limited to the cost and expense of instituting and prosecuting legal proceedings or recovering possession of the Premises after default by Tenant or upon expiration or sooner termination of this Lease (whether in the State Courts or in the United States Bankruptcy Court), shall be due and payable by Tenant, on demand, as Additional Rent. Additionally, and without any limitation by any of the foregoing, in the event that either Landlord or Tenant shall institute any action or proceeding (whether in the State Courts or in the United States Bankruptcy Court) against the other relating to the provisions of this Lease, or any default hereunder, the unsuccessful party in such action or proceeding agrees to pay to the successful party the reasonable attorneys’ fees and costs incurred therein by the successful party. Tenant agrees to pay a minimum fee of $75.00 for the preparation of any demand for delinquent rent or other amounts due under this Lease, or any notice to pay rent or quit.

32.      Landlord’s Access.

32.1 Landlord and Landlord’s agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders or Tenants, taking such safety measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Office Building Project as Landlord may reasonably deemed necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect to Tenant’s use of the Premises. Landlord may at any time place on or about the Premises or the Building any ordinary “For Sale” signs and Landlord may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary “For Lease” signs.

32.2 All activities of Landlord pursuant to this paragraph shall be without abatement of rent, nor shall Landlord have any liability to Tenant for the same.

32.3 Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than to files, vaults and safes, and in case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forceable or unlawful entry or detainer to the Premises or an eviction. Tenant waives any charges for damages or injuries or interference with Tenant’s property or business in connection therewith.

33.      Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Landlord’s prior written consent. Not withstanding anything to the contrary in this lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent. The holding of any auction on the Premises or Common Areas in violation of this paragraph shall constitute a material default of this Lease.

34.      Signs. Tenant shall not place any sign upon the Premises or the Office Building Project without Landlord’s prior written consent. Under no circumstances shall Tenant place a sign on any roof of the Office Building Project.

35.      Merger. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof or, a termination by Landlord, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

36.      Consents. Except for paragraphs 33 (auctions and 34 (signs hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld or delayed.)

37.      Guarantor. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Tenant under this Lease.

38.      Quiet Possession. Upon Tenant paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Tenant’s part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Landlord represent and warrant to Tenant that they are fully authorized and legally capable of executing this Lease on behalf of Landlord and that such execution is binding upon all parties holding an ownership interest in the Office Building Project.

39.      Options.

39.1 Definition. As used in this paragraph the word “Option” has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Tenant has on other property of Landlord; (2) the option of right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Office Building Project or other property of Landlord or the right of first offer to lease other space within the Office Building Project or other property of Landlord; (3) the right or option to purchase the Premises or the Office Building Project, or the right of first refusal to purchase the Premises or the Office Building Project or the right of first offer to purchase the Premises or the Office Building Project, or the right or option to purchase other property of Landlord, or the right of first refusal to purchase other property of Landlord or the right of first offer to purchase other property of Landlord.

39.2 Options Personal. Each Option granted to Tenant in this Lease is personal to the original Tenant and may be exercised only by the original Tenant while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the premises or any portion thereof, and may not be exercised by or assigned, voluntarily or involuntarily, by or to any person or entity other than Tenant; provided, however, that an Option may be exercised by or assigned to any Tenant Affiliate as defined in paragraph 12.2 of this Lease. The options, if any, herein granted to Tenant are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

39.3 Multiple Options. In the event that Tenant has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

39.4 Effect of Default on Options.

(a) Tenant shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Landlord gives to Tenant a notice of default pursuant to paragraph 13.1 (c) or 13.1 (d) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity for notice thereof to Tenant) and continuing until the obligation is paid, or (iii) in the event Landlord has given to Tenant three or more notices of default under paragraph 13.1 (c), or paragraph 13.1 (d), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Tenant attempts to exercise the subject Option, (iv) if Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1 (b), or is otherwise in default of any of the terms, covenants or conditions of this Lease.

(b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise an Option because of the provisions of paragraph 39.4(a).

(c) All rights of Tenant under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Tenant’s due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of thirty (30) days after such obligation becomes due (without any necessity of Landlord to give notice thereof to Tenant), or (ii) Tenant fails to commence to cure a default specified in paragraph 13.1 (d) within thirty (30) days after the date that Landlord gives notice to Tenant of such default and/or Tenant fails thereafter to diligently prosecute said cure to completion, or (iii) Landlord gives to Tenant three or more notices of default under paragraph 13.1 (c), or paragraph 13.1 (d), whether or not the defaults are cured, or (iv) if Tenant has committed any non-curable breach, including without limitation those described in paragraph 13.1 (b), or is otherwise in default of any of the terms, covenants and conditions of this Lease.

40.      Security Measures-Landlord’s Reservations.

40.1 Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Office Building Project. Tenant assumes all responsibility for the protection of Tenant, if agents and invitees and the property of Tenant and of Tenant’s agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord’s sole option, from providing security protection for the Office Building project or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in paragraph 4.2 (b).

40.2 Landlord shall have the following rights:

(a) To change the name, address or title of the Office Building Project or building in which the Premises are located upon not less than 90 days prior written notice;

(b) To, at Tenant’s expense, provide and install Building standard graphics on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate;

(c) To permit any Tenant the exclusive right to conduct any business as long as such exclusive does not conflict with any rights expressly given herein;

(d) To place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the buildings or the Office Building Project or on pole signs in the Common Areas;

40.3 Tenant shall not:

(a) Use a representation (photographic or otherwise) of the Building or the Office Building Project or their name(s) in connection with Tenant’s business;

(b) Suffer or permit anyone, except in emergency to go upon the roof of the Building.

41.      Easements.

41.1 Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the documents upon request of Landlord and failure to do so shall constitute a material default of this Tenant without the need for further notice to Tenant.

41.2 The obstruction of Tenant’s view, air, or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

42.      Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment “under protest” and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43.      Authority. If Tenant is a corporation, trust or general or limited partnership, Tenant, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity. If Tenant is a corporation, trust or partnership, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

44.      Conflict. Any conflict between the printed provisions, Exhibits or Addenda of this Lease and the typewritten provisions, if any shall be controlled by the typewritten or handwritten provisions.

45.      No Offer. Preparation of this Lease by Landlord or Landlord’s agent and submission of same to Tenant shall not be deemed an offer to Tenant to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties.

46.      Lender Modification. Tenant agrees to make such reasonable modifications to this Lease may be reasonably required by an institutional lender in connection with the obtaining of normal financing or refinancing of the Office Building Project.

47.      Multiple Parties. If more than one person or entity is named as either Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

48.      Work Letter. This Lease is supplemented by that certain Work Letter of even date executed by Landlord and Tenant, attached hereto and incorporated herein.

49.      Attachments. Attached hereto are the following documents, which constitute a part of this Lease:

Exhibit A       The Premises, The Building, and The Project

Exhibit B        Lease Application

Exhibit C        Signage Program

Exhibit D        Rules and Regulations

Exhibit E        Insurance Requirements

Exhibit F        Tenant Environmental Questionnaire

Exhibit G        fill in name

50.      Alterations and Additions. Notwithstanding anything to the contrary in Section 7.3 of the Lease, in the event that Tenant desires to make any modification to the interior or exterior of the Premises after the initial tenant improvements have been installed, Tenant shall submit to Landlord prior to commencement of construction, for review and approval by Landlord, plans for any such modifications, along with an architectural review fee of Two Hundred Fifty Dollars ($250.00). Landlord shall have no liability for the inaccuracy, inadequacy or lack of safety features of such plans and shall have no duty to review such plans at all.

51.      Toxic or Hazardous Substances. Tenant shall not use, store or permit toxic waste or other toxic or hazardous substances or material on the Premises during the term of this Lease, without the prior written consent of Landlord. In the event Tenant desires to use or store toxic or hazardous substances on the Premises (including but not limited to petroleum based fuels), Tenant shall request such use in an application to Landlord which shall explain in detail the types of chemicals/substances which Tenant desires to use, the proposed location and manner of storage of same and the manner of disposition of such chemicals/substances or by-products or remains thereof. Tenant shall deliver to Landlord copies of all studies, reports and other information submitted by Tenant to any governmental entity or agency regulating the use of such substances and materials, concurrently with the delivery of same to such governmental agency or entity. In no event shall Tenant store any chemicals/substances in underground tanks. The proposed use of such chemicals/substances shall label as to the chemicals/substances located within the Premises. In the event that any such wastes, substances or materials are hereinafter found on, under or about the Premises except as expressly allowed by Landlord, Tenant shall take all necessary and appropriate actions and shall spend all necessary sums to cause the same to be cleaned up and immediately removed from the Premises, and Landlord shall in no event be liable or responsible for any costs or expenses incurred in so doing. Tenant shall at all times observe and satisfy the requirements of, and maintain the Premises in compliance with, all federal, state and local environmental protection, occupational, health and safety and similar laws, ordinances, restrictions, licenses and regulations, including but not limited to, the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.). Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section 3000 (f) et seq.), Toxic Substances Control Act (15 U.S.C. Section 2601 et seq.), Clean Air Act (42 U.S.C. Section 7401 et seq.), Comprehensive Environmental Response of Compensation and Liability Act (42 U.S.C. Section 9601 et seq.), California Health and Safety Code (Section 25100 et seq., Section 39000 et seq.), California Water Code (Section 13000 et seq.). Should Tenant at any time receive any notice of violation of any laws, including those aforementioned, or be given a citation with respect thereto, Tenant shall (i) immediately notify Landlord of such violation or citation, (ii) provide Landlord with a copy of same, (iii) cure the deficiency set forth in the violation or citation within fifteen (15) days after the date of receipt thereof and (iv) immediately provide Landlord with proof of the curing of such deficiency or complained of matter. Should Tenant at any time default in or fail to perform or observe any of its obligations under this Addendum Paragraph 52, Landlord shall have the right, but not the duty, without limitation upon any of the Landlord’s rights pursuant hereto, to perform the same, and Tenant agrees to pay to Landlord on demand, all costs and expenses incurred by Landlord in connection therewith, including without limitation, attorneys’ fees, together with interest from the date of expenditure at the highest rate allowed by law. Tenant hereby indemnifies Landlord and agrees to defend with counsel selected by Landlord and hold Landlord harmless for any loss incurred by or liability imposed on Landlord by reason of Tenant’s failure to perform or observe any of its obligations or agreements under this Addendum Paragraph 52, including but not limited to any damage, liability, fine, penalty, punitive damage, cost or expense (including sickness, disease or death), tangible or intangible property damage, compensation for lost wages, business income, profits, or other economic loss, damage to the natural resources or the environment, nuisance, pollution, contamination, leak, spill, release or other adverse effect on the environment. Landlord may enter the Premises at any time, without notice for the purpose of ascertaining compliance by Tenant with the requirements of this Addendum Paragraph 52. If Tenant is a corporation, or is a partnership whose general partners are corporations, the undersigned unconditionally personally guarantees the performance by Tenant of all duties of Tenant under this Addendum Paragraph 52 and the payment of all sums required hereby.

52.      Cross Default. In the event of a default by Tenant under any other Lease for space which is in the Project or in another real property owned by Landlord or an affiliate of Landlord, such default shall, at the election of Landlord, constitute a default by Tenant under this Lease, and shall entitle Landlord to all remedies available to Landlord under this Lease.

53.      Limit on Landlord’s Liability. The liability of Landlord under this Lease shall be limited to Landlord’s estate in the Premises. Tenant agrees to look solely to Landlord’s interest in the Premises for the satisfaction of any liability, duty or obligation of Landlord with respect to this Lease, or the relationship of Landlord and Tenant thereunder, and no other assets of Landlord shall be subject to any liability therefor. In no event shall Tenant seek, and Tenant does hereby waive, any recourse against the shareholders and/or constituent partners of Landlord and the partners, members, directors, officers or shareholders thereof, and any of their respective personal assets for such satisfaction.

54.      Surrender of Lease. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or sub-tenancies, or may, at the option of Landlord, operate as an assignment to him of any or all of such sublease or sub-tenancies.

55.      Sale of Premises by Landlord. In the event of any sale of the Premises by Landlord, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises, shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of Landlord under this Lease.

56.      Tenant’s Performance Before Commencement. In the event that Tenant shall abandon the premises or fail to occupy the Premises and pay rent by the commencement of the term of this Lease, it is expressly agreed by and between Landlord and Tenant that the amount of damage to Landlord as a result of that default and the termination of this Lease under this provision is difficult to calculate, and that Landlord, in addition to its other rights or remedies provided in Section 13 and not as liquidated damages or by way of forfeiture, shall be entitled to retain, at Landlord’s option, such improvements as Tenant may have annexed to the property that cannot be removed without damage thereto.

57.      Marginal Captions. The various headings and numbers herein and the grouping of the provisions of this Lease into separate sections and paragraphs are for the purpose of convenience only and shall not be considered a part hereof.

58.      Subordination, Attornment and Estoppel. This Lease, at Landlord’s option, shall be subordinate to the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Premises are a part, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof, as well as any reciprocal easement agreement now or hereafter recorded against the office building project and any amendments thereto, and Tenant shall execute any documents required by Landlord or Landlord’s mortgagee in this regard within ten (10) days of written request to do so and Tenant’s failure or refusal to do so shall constitute a material default by Tenant hereunder and Landlord may, without further notice to Tenant, declare the term hereof ended, and Landlord may at its option execute any such documents on behalf of Tenant as Tenant’s attorney-in-fact and in Tenant’s name, place and stead, to execute such documents, such appointment to be irrevocable and coupled with an interest; provided, however, that as to the lien of any such deed of trust or mortgage, Tenant’s right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground Landlord shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

In the event any proceedings or brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall, at the new owner’s option, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

If upon any sale, assignment or hypothecation of the Premises or the land thereunder by Landlord, or at any other time, an estoppel certificate, and/or financial statement or Tenant, Tenant agrees, within ten (10) days thereafter, to deliver such financial statement, and to deliver such estoppel certificate (in the form of that attached hereto or as may be required by Landlord’s mortgagee or purchaser or to Landlord certifying the requested information, including among other things, the dates of commencement and termination of this Lease, the amounts of security deposits, that this Lease is in full force and effect, if such be the case, and that there are no differences, offsets or defaults of Landlord, or noting such differences, offsets or defaults as actually exist. Tenant shall be liable for any loss or liability resulting from any incorrect information certified, and such mortgagee and purchaser shall have the right to rely on such estoppel certificate and financial statement. Tenant shall in the same manner acknowledge and execute any assignment of rights to receive rents as required by any mortgagee of Landlord. Should Tenant fail to provide such estoppel certificate, financial statement or assignment of rights within ten (10) days of the service on Tenant or a written request therefor, then it is agreed between the parties hereto that Landlord may suffer substantial damage as a result of Tenant’s failure and therefore Tenant shall pay to Landlord daily Additional Rental, in addition to all other rental due under this Lease, in an amount equal to one-thirtieth (1/30th) of the Base Rent (as set forth in Section 4 hereof) for each day commencing on the eleventh (11th) day after service of the request for such estoppel certificate, financial statement or assignment of rights until the same is provided to Landlord, its mortgagee or purchaser. Said daily Additional Rental shall be due and payable daily for each day commencing on the eleventh (11th) day following the service of such request, and in default three (3) days after each such daily due date. In addition but without limitation of the foregoing, Landlord may at its option execute any such documents on behalf of Tenant as Tenant’s attorney-in-fact, and Tenant does hereby appoint Landlord as Tenant’s attorney-in-fact and in Tenant’s name, place and stead, to execute such documents, such appointment to be irrevocable and coupled with an interest.

59.      Building Planning. In the event Landlord requires the Premises for use in conjunction with another suite or for other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other space in the Building of which the Premises forms a part, at Landlord’s cost and expense, and the terms and conditions of the original lease shall remain in full force and effect, save and excepting that a revised Exhibit “A” shall become part of this Lease and shall reflect the location of the new space.

(a)       Prior to Completion. Landlord reserves and is hereby granted the right, at any time prior to occupancy by Tenant of Tenant’s Premises, upon not less than thirty (30) days’ written notice to Tenant, to relocate Tenant and to substitute as the Premises thereunder other Premises within the office building project for the Premises originally leased to Tenant at the time of the execution hereof; provided, however, that the substituted Premises shall contain an area not less or greater than one hundred twenty percent (120%) times the square footage contained in the original Premises, with a pro-rata adjustment to Base Rent as a result of the increase or decrease in the size of the Substituted Premises.

(b)       Subsequent to Completion. In addition, Landlord shall have the right, at any time and from time to time upon sixty (60) days’ prior written notice to Tenant, and within a reasonable period of time after said notice, to relocate to other Premises (“New Premises”) within the office building project; subject, however, to the following terms and conditions: (a) The New Premises shall have approximately the same Floor Area as is contained in the Premises; (b) the New Premises shall be leased to Tenant on the same terms and conditions as provided in this Lease, except that if the Floor Area in the New Premises in more or less than that contained in the Premises, there shall be proportionate adjustment of Base Rent and Additional Rental based upon the Floor Area in the New Premises; (c) Landlord shall pay to Tenant, within thirty (30) days following the date Tenant initially opens for business in the New Premises, those expenses both direct and incidental reasonably incurred by Tenant in connection with the relocation of Tenant’s personal property, together with Tenant’s unamortized book value of Tenant’s leasehold improvements, excluding movable trade fixtures (to the extent that said leasehold improvements were paid for by Tenant, as evidenced by invoices and proofs of payment of same), depreciated on a straight-line basis over the Term, and Tenant shall provide Landlord with a bill of sale for said leasehold improvements; provided, however, Tenant has first provided Landlord with an itemized list of these expenses (accompanied with copies of invoices and proofs of payment of same), and (d) Landlord and Tenant, during said sixty (60) day period, mutually agree in writing upon (i) the scope and cost of all leasehold improvements to be constructed at the New Premises, (ii) the extent of Landlord’s contribution to this cost, and (iii) a timetable for completion of the leasehold improvements. Landlord and Tenant shall use best efforts and act in good faith to reach agreement on the terms set forth in subparagraph (d) above. If the provisions of subparagraphs (a), (b), (c) and (d) are not met by Landlord, Landlord agrees that Tenant shall not be required to relocate until such conditions are met.

60.      NO ORAL AGREEMENT. THIS LEASE COVERS IN FULL EACH AND EVERY AGREEMENT OF EVERY KIND OR NATURE WHATSOEVER BETWEEN THE PARTIES AND THEIR RESPECTIVE AGENTS AND REPRESENTATIVES HERETO CONCERNING THIS LEASE, AND ALL PRELIMINARY NEGOTIATIONS AND AGREEMENTS OF WHATSOEVER KIND OR NATURE ARE MERGED HEREIN, AND THERE ARE NO ORAL AGREEMENTS OR IMPLIED COVENANTS. LANDLORD SPECIFICALLY DOES NOT WARRANT THAT ANY OTHER OCCUPANCY, PRESENT OR FUTURE, IN THE OFFICE BUILDING PROJECT OF WHICH THE PREMISES ARE A PART, SHALL REMAIN AN OCCUPANT DURING THE TERM OF THIS LEASE.

61.      Tenant Entity. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of Tenant an shall deliver appropriate certification to that effect, if requested. If Tenant is a partnership, joint venture, or other unincorporated association, each individual executing this Lease on behalf of Tenant represents that this Lease is binding on Tenant. Furthermore Tenant agrees that the execution of any written consent hereunder, or of any written modification or termination of this Lease, by any general partner of Tenant or any other authorized agent of Tenant, shall be binding on Tenant.

62.      Americans with Disabilities Act. Landlord agrees to be responsible for and shall pay all remedial costs associated with, and shall use commercially reasonable diligence in complying with, the Americans with Disabilities act (“ADA”), as it relates to the Common Areas of the Building only, based solely on requirements existing or imposed on Landlord as of the Commencement Date. Any changes, modifications, rehabilitation or repair to the Common Area required by any amendment to ADA or any regulations thereunder which are enacted or become effective after the Commencement Date, shall be Landlord’s responsibility, but the cost thereof shall be an Operating Expense for purposes of this Lease. Notwithstanding any other provision of the Lease, Landlord shall have no duty, obligation or responsibility, nor shall Landlord be obligated to expend any moneys over and above the work specified in the Work Letter to make the Premises comply with any requirements of ADA or any other similar laws, including life-fire safety codes, physical handicap codes and/or earthquake safety codes.

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY THE EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS/HER APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF HIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENSES OF THIS LEASE.

Dated:		Dated:	6/16/03

LANDLORD:		TENANT:

AC-CATALINA LANDING LLC,		OBAGI MEDICAL PRODUCTS, INC.,
a Delaware limited liability company		a California corporation

By:		By:	/s/ Curtis Cluff
	Donald G. Abbey	Name:	Curtis Cluff
Its:	Managing Member	Its:	CFO

or

By:	/s/ David J. Gullen	By:
	David J. Gullen	Name:
Its:	Vice President	Its:

ADDENDUM TO LEASE

This Addendum to Lease (the “Addendum”) is entered into in connection with and as part of that certain lease, dated May 9, 2003, by and between AC-CATALINA LANDING LLC, a Delaware limited liability company (“Landlord”), and OBAGI MEDICAL PRODUCTS, INC., a California corporation (“Tenant”). Notwithstanding anything to the contrary contained in the Lease, the parties further agree as follows:

63.       Provided Tenant is not then in default under the Lease (in which event Tenant shall have no expansion rights under this Addendum, provided that in the case of a non-monetary default Tenant shall be deemed to be not in default for purposes of this Addendum if Tenant cures the default within five (5) days after written notice of the existence of the default), if Landlord decides that upon the expiration or other termination of any lease between Landlord and a third party for space on the first (1st) floor of the Building, Landlord will offer that space for lease to the general public (“Expansion Space”), Landlord shall state the terms and conditions on which Landlord is willing, in its sole discretion, to Lease the Expansion Space to Tenant, provided that Landlord shall act in good faith to retain in Landlord’s Notice as many of the non-economic provisions of this Lease as possible consistent with the economic provisions (e.g., rent, base year, parking concessions, moving allowances, and tenant improvement allowance) Landlord desires to include in or exclude from Landlord’s Notice. Tenant shall have five (5) business days after Landlord’s Notice is given within which to unconditionally agree to lease all (and not less than all) of the Expansion Space on all the terms contained in Landlord’s Notice. If Tenant duly exercises its rights under this Rider, the Expansion Space shall become part of the Premises as of the date on which Tenant shall first have the right to occupy that Expansion Space (“Expansion Space Commencement Date”). This Right of First Notice shall apply only during each six (6) month period after Tenant has given Landlord written notice requesting that Landlord give Tenant Landlord’s Notice in accordance with this Addendum.

If Tenant fails to duly exercise its rights under this Addendum within the above five business-day period, then all rights of Tenant to lease the Expansion Space identified in Landlord’s Notice under this Addendum shall automatically terminate and Landlord shall thereafter have no further obligation to notify Tenant of any proposal to lease the Expansion Space. Landlord shall thereafter have the right to lease the Expansion Space to one or more third parties on any terms and conditions Landlord negotiates in its sole discretion, without further obligation to Tenant.

If Tenant duly exercises this Right of First Notice within the above five business-day period, then Tenant shall enter into an amendment to the Lease (i) incorporating the Expansion Space into the Lease on the terms and conditions contained in Landlord’s Notice and (ii) adjusting Tenant’s share and rent accordingly. All other terms and conditions of the Lease (except as specified in the immediately preceding sentence, this Addendum, shall remain the same and in full effect. If Tenant fails to duly execute and return the lease amendment or any revised amendment, or submit reasonable written objections to the contents of the Lease amendment to Landlord within ten (10) days after it is delivered to Tenant for signature, this Right of First Notice and Tenant’s acceptance of Landlord’s Notice shall automatically be void, any right accrued under this Right of First Notice shall be of no effect, and Landlord shall thereafter be free to unconditionally lease the Expansion Space to one or more third parties as set forth above.

This Right of First Notice shall not apply to (a) offers from any third parties to lease the Expansion Space, (b) leases or transfers among entities or persons related to Landlord (including, but not limited to, partners if Landlord is a partnership, and shareholders if Landlord is a corporation), 9(c) any proposed sale or purchase of the Building, including, without limitation, a proposed sale-and-leaseback of the Building, and (d) any space in the Building which is vacant as of the date of the Lease. In addition, this Right of First Notice is subject and subordinate to all now existing preferential rights to the Expansion Space granted to other tenants of the Office Building Project

This Right of First Notice is personal to Tenant. If Tenant transfers any of Tenant’s interest in the Lease before the permitted exercise of Tenant’s rights under this Right of First Notice, those rights shall not be transferred to any transferee but shall instead automatically lapse, and Landlord’s obligations under this Right of First Notice shall automatically terminate. This Right of First Notice shall automatically expire without notice on the expiration of the original Term or sooner termination of the Lease for any reason or upon any Transfer by Tenant of all or any part of Premises.

64.       Tenant has converted the area located adjacent to the south end of the Building and shown on attached Exhibit “G” as the area marked with diagonal lines (“South End Area”) into a reserved parking area for Tenant’s and Landlord’s exclusive use during the Term (“South End Parking”). Landlord and Tenant shall each be entitled to park one car in the South End Parking. Tenant’s use of the South End Area will not be subject to the monthly parking rate chargeable by Landlord. Tenant agrees that Tenant’s use of the South End Area shall comply with all of Landlord’s parking rules and regulations. All improvements constructed by Tenant in the South End Area or in connection with the South End Parking shall at all times be and remain the property of Landlord, provided that upon the expiration or earlier termination of this Lease Landlord may require that Tenant immediately (a) restore the South End Area to its condition existing on the date of this Lease and (b) repair any damage caused to the Office Building Project or any other property during such restoration. Any future improvements which Landlord desires to complete to facilitate the joint parking arrangement between Landlord and Tenant shall be paid for by Landlord.

65.       Tenant shall receive a rent credit of Thirty-One Thousand Five Hundred & Sixty Dollars ($31,560); Twenty-One Thousand & Forty Dollars ($21,040) of which will be applied against Tenant’s August 2003 rental obligation with the remaining balance of Ten Thousand Five Hundred & Twenty Dollars ($10,520) to be applied against Tenant’s September 2003 rental obligation.

EXHIBIT A
THE OFFICE BUILDING PROJECT

23A

FLOOR PLAN OF THE PREMISES

EXHIBIT A-II

24B

EXHIBIT B
LEASE APPLICATION

[ATTACHED]

EXHIBIT C
SIGNAGE PROGRAM

This criteria establishes a uniform policy for all tenant sign identification at Catalina Landing. It is designed to establish standards, which assure an attractive business complex for the benefits of all tenants. Plans for proposed signs shall be submitted for design review and approval of owner. Adherence to these rules shall be the responsibility of each tenant. Conformance will be strictly enforced; any non-conforming signage shall be brought in to conformance at the expense of the tenant.

Tenant shall be represented on the interior building directory of Building 310 and Tenant’s suite. All signs will be in accordance with existing building standards and will be fabricated and installed at Landlord’s expense.

EXHIBIT D
RULES AND REGULATIONS

General Rules and Regulations. The following rules and regulations govern the use of the Building and the Common Areas. Tenant will be bound by such rules and regulations and agrees to cause Tenant’s Authorized Users, its employees, subtenants, assignees, contractors, suppliers, customers and invitees to observe the same.

1.                          Except as specifically provided in the Lease to which these Rules and Regulations are attached, no sign, placard, picture, stickers, banners, advertisement, name or notice may be installed or displayed on any part of the outside or inside of the Building without the prior written consent of Landlord. Landlord will have the right to remove, at Tenant’s expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls are to be printed, painted, affixed or inscribed at the expense of Tenant and under the direction of Landlord by a person or company designated or approved by Landlord.

2.                          If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises. Tenant will immediately discontinue such use. Tenant agrees not to place anything against or near glass partitions or doors or windows which may appear unsightly from outside the Premises, including, without limitation, stickers, tinting materials, foil shades, blinds or Screens.

3.                          Tenant will not obstruct any sidewalks, passages, exits or entrances of the Project. The sidewalks, passages, exits and entrances are not open to the general public, but are open, subject to reasonable regulations, to Tenant’s business invitees. Landlord will in all cases retain the right to control and prevent access thereto of all persons whose presence in the reasonable judgment of Landlord would be prejudicial to the safety, character, reputation and Interest of the Project and its tenants, provided that nothing herein contained will be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal or unlawful activities. No tenant and no employee or invitee of any tenant will go upon the roof of the Building.

4.                          Landlord expressly reserves the right to absolutely prohibit solicitation, canvassing, distribution of handbills or any other written material or goods, peddling, sales and displays of products, goods and wares in all portions of the Project except for such activities as may be expressly permitted under the Lease. Landlord reserves the right to restrict and regulate the use of the Common Areas of the Project by Invitees of tenants providing services to tenants on a periodic or daily basis including food and beverage vendors. Such restrictions may include limitations on time, place, manner and duration of access to a tenant’s premises for such purposes.

5.                          Landlord reserves the right to prevent access to the Project in case of invasion, mob, riot, public excitement or other commotion by closing the doors or by other appropriate action.

6.                          Landlord reserves the right to approve companies providing cleaning and janitorial services for the Premises. Tenant will not cause any unnecessary labor by carelessness or indifference to the good order and cleanliness of the Premises.

7.                          Landlord will furnish Tenant, free of charge, with two keys to each exterior entry door lock to the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install any new additional lock or bolt on any door of the Premises. Tenant, upon the termination of its tenancy, will deliver to Landlord the keys to all doors which have been furnished to Tenant.

8.                          If Tenant requires telegraphic, telephonic, burglar alarm, satellite dishes, antennae or similar services, it will first obtain Landlord’s approval, and comply with, Landlord’s reasonable rules and requirements applicable to such services, which may include separate licensing by, and fees paid to, Landlord, as well as all federal, state, and local regulations. Tenant will not transmit or receive any electromagnetic, microwave or other radiation which may be harmful or hazardous to any person or property in or about the Premises or elsewhere within the Project.

9.                          No deliveries will be made which impede or interfere with other tenants or the operation of the Building.

10.                    Tenant will not use or keep in the Premises any kerosene, gasoline or inflammable or combustible fluid or material other than those limited quantities necessary for the operation or maintenance of office equipment. Tenant will not sleep, cook or wash clothes in the Premises or use or permit to be used in the Premises any foul or noxious gas or substance, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of noise, odors or vibrations, intense glare, light or heat, nor will Tenant bring into or keep in or about the Premises any birds or animals.

11.                    Landlord reserves the right, exercisable without notice and without liability to Tenant, to change the name and street address of the building. Without the written consent of Landlord, Tenant will not use the name of the Building or the Project in connection with or in promoting or advertising the business of Tenant except as Tenant’s address.

12. The toilet rooms, toilets, urinals, wash bowls and other apparatus will not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from any violation of this rule will be borne by the tenant who, or whose employees or invitees, break this rule.

13. Tenant will not sell, or permit the sale at retail of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant will not make any building-to-building solicitation of business from other tenants in the Project. Tenant will not use the Premises for any business or activity other than that specifically provided for in this Lease. Tenant will not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

14. Except for the ordinary hanging of pictures and wall decorations, Tenant will not mark, drive nails partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except inprovisions of the Lease pertaining to alterations. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant will not cut or bore holes for wires. Tenant will not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

15. Landlord reserves the right to exclude or expel from the Project any person who, in Landlord’s judgment, is intoxicated or under the influence of liquor or drugs or who is in violation of any of the Rules and Regulations of the Building.

16. Tenant will store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant will not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal is to be made in accordance with directions issued from time to time by Landlord.

17. The Premises will not be used for lodging nor shall the Premises be used for any improper, immoral or objectional purpose.

18. Tenant agrees to comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

19. Tenant assumes any and all responsibility for protecting its Premises from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed. Tenant will not leave or store any equipment materials or items of any kind outside the walls of the Premises.

20. Tenant shall use at Tenant’s cost such pest extermination and control contractor(s) as Landlord may direct and at such intervals as Landlord may reasonably require.

21. To the extent Landlord reasonably deems it necessary to exercise exclusive control over any portions of the Common Areas for the mutual benefit of the tenants in the Project, Landlord may do so subject to reasonable, non-discriminatory additional rules and regulations.

22. Tenant’s requirements will be attended to only upon appropriate application to Landlord’s management office for the Project by an authorized individual of Tenant. Employees of Landlord will not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

23. These Rules and Regulations are in addition to, and will not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord will be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project.

24. Landlord reserves the right to make such other and reasonable and non-discriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein. Tenant agrees to abide by all such Rules and Regulations herein above stated and any additional reasonable and non-discriminatory rules and regulations which are adopted. Tenant is responsible for the observance of all of the foregoing rules by Tenant’s employees, agents, clients, customers, invitees and guests.

B. Parking Rules and Regulations. The following rules and regulations govern the use of the parking facilities which serve the Building. Tenant will be bound by such rules and regulations and agrees to cause its employees, subtenants assignees, contractors, suppliers, customers and invitees to observe the same:

1. Tenant Will not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant’s employees, subtenants, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. No vehicles are to be left in the parking areas overnight and no vehicles are to be parked in the parking areas other than normally sized passenger automobiles, motorcycles and pick-up trucks. No extended term storage of vehicles is permitted.

2. Vehicles must be parked entirely within painted stall lines of a single parking stall.

3. All directional signs and arrows must be observed.

4. The speed limit within all parking areas shall be five (5) miles per hour.

5. Parking is prohibited: (a) in areas not striped for parking; (b) in aisles or on ramps; (c) where “no parking” signs are posted; (d) in cross-hatched areas; and (e) in such other areas as may be designated from time to time by Landlord or Landlord’s parking operator.

6. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicle if such vehicle’s audio theft alarm system remains engaged for an unreasonable period of time.

7. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

8. Landlord may refuse to permit any person to park in the parking facilities who violates these rules with unreasonable frequency, and any violation of these rules shall subject the violator’s car to removal, at such car owner’s expense. Tenant agrees to use its best efforts to acquaint its employees, subtenants, assignees, contractors, suppliers, customers and invitees with these parking provisions, rules and regulations.

9. Landlord reserves the right, without cost or liability to Landlord, to tow any vehicles which are used or parked in violation of these rules and regulations.

10. Landlord reserves the right from time to time to modify and/or adopt such other reasonable and non-discriminatory rules and regulations for the parking facilities as it deems reasonably necessary for the operation of the parking facilities.

RULES AND REGULATIONS FOR ALTERATIONS

ALTERATIONS. After installation of the initial Tenant Improvements for the Premises as described on Exhibit “A” to the Lease. Tenant shall not make any alterations, additions, improvements or decorations to the Premises (collectively, “Alterations”) without Landlord’s prior written consent, which consent Landlord may withhold in its reasonable but subjective discretion. All permitted Alterations shall be subject to the following terms and conditions:

(a) Prohibited Alterations. Tenant may not make any Alterations which: (i) affect any area outside the Premises; (ii) affect the Building’s structure, equipment, services or systems, or the proper functioning thereof, or Landlord’s access thereto; (iii) affect the outside appearance, character or use of the Building or any Common Areas; (iv) in the reasonable opinion of Landlord, lessen the value of the Building; or (v) will violate or require a change in any occupancy certificate applicable to the Premises.

(b) Landlord’s Approval. In requesting Landlord’s approval of any Alterations, Tenant must deliver to Landlord written notice requesting Landlord’s approval and a copy of any plans, specifications and working drawings for any such Alterations at least ten (10) days prior to commencement of the work thereof. Landlord’s approval of plans, specifications and/or working drawings for Alterations will not create any responsibility or liability on the part of Landlord for their completeness, design sufficiency, or compliance with applicable permits, laws, rules and regulations of governmental agencies or authorities, in approving any Alterations, Landlord reserves the right to require Tenant to increase Its Security Deposit to provide Landlord with additional reasonable security for the removal of such Alterations by Tenant as may be required by the Lease.

(c) Contractors. Alterations may be made or installed only by contractors and subcontractors which have been approved by Landlord, which approval Landlord will not unreasonably withhold or delay; provided, however. Landlord reserves the right to require that Landlord’s contractor for the Building be given the first opportunity to bid for any Alteration work. Before proceeding with any Alterations, Tenant agrees to provide Landlord with ten (10) days prior written notice and Tenant’s contractors must obtain and maintain, on behalf of Tenant and at Tenant’s sole cost and expense: (i) all necessary governmental permits and approvals for the commencement and completion of such Alterations; and (ii) if requested by Landlord, a completion and lien indemnity bond, or other surety, reasonably satisfactory to Landlord for such Alterations. Throughout the performance of any Alterations, Tenant agrees to obtain, or cause its contractors to obtain, workers compensation insurance and general liability insurance in compliance with the provisions of Paragraph 19 of the Lease.

(d) Manner of Performance. All Alterations must be performed: (i) in accordance with the approved plans, specifications and working drawings; (ii) in a lien-free and first-class and workmanlike manner; (iii) in compliance with all applicable permits, laws, statutes, ordinances, rules, regulations, orders and rulings now or hereafter in effect and imposed by any governmental agencies and authorities which assert jurisdiction; (iv) in such a manner so as not to interfere with the occupancy of any other tenant in the Building, nor impose any additional expense upon nor delay Landlord in the maintenance and operation of the Building; and (v) at such times, in such manner, and subject to such rules and regulations as Landlord may from time to time reasonably designate.

(e) Ownership. At Landlord’s election, all Alterations will become the property of Landlord and will remain upon and be surrendered with the Premises at the end of the Term of the Lease, or, Landlord may, by written notice delivered to Tenant, identify those Alterations which Landlord will require Tenant to remove at the end of the Term of the Lease. Landlord may also require Tenant to remove Alterations which Landlord did not have the opportunity to approve. If Landlord requires Tenant to remove any Alterations, Tenant, at its sole cost and expense, agrees to remove the identified Alterations on or before the expiration or earlier termination of the Lease and repair any damage to the Premises caused by such removal (or, at Landlord’s option, Tenant agrees to pay to Landlord all of Landlord’s costs of such removal and repair).

(f) Personal Property. All articles of personal property owned by Tenant or installed by Tenant at its expense in the Premises (including Tenant’s business and trade fixtures, furniture, movable partitions and equipment [such as telephones, copy machines, computer terminals, refrigerators and facsimile machines]) will be and remain the property of Tenant, and must be removed by Tenant from the Premises, at Tenant’s sole cost and expense, on or before the expiration or earlier termination of the Lease. Tenant agrees to repair any damage caused by such removal at its cost on or before the expiration or earlier termination of the Lease.

(g) Removal of Alterations. If Tenant fails to remove by the expiration or earlier termination of the Lease all of its personal property, or any Alterations identified by Landlord for removal, Landlord may, at its option, treat such failure as a hold-over pursuant to Subparagraph 11(b) of the Lease, and/or Landlord may (without liability to Tenant for loss thereof) treat suchpersonal property and/or Alterations as abandoned and, at Tenant’s sole cost and expense, and in addition to Landlord’s other rights and remedies under the Lease, at law or in equity: (a) remove and store such items; and/or (b) upon ten (10) days prior notice to Tenant, sell, discard or otherwise dispose of all or any such items at private or public sale for such price as Landlord may obtain or by other commercially reasonable means. Tenant shall be liable for all costs of disposition of Tenant’s abandoned property and Landlord shall have no liability to Tenant with respect to any such abandoned property. Landlord agrees to apply the proceeds of any sale of any such property to any amounts due to Landlord under this Lease from Tenant (including Landlord’s attorneys’ fees and other costs incurred in the removal, storage and/or sale of such items), with any remainder to be paid to Tenant.

EXHIBIT E
TENANT’S INSURANCE REQUIREMENTS

This outlines the insurance requirements of your Lease. To assure compliance with these terms, we suggest you send a copy of this Exhibit to your insurer or agent. Initial Certificates must be provided to Landlord prior to occupancy of the Premises, renewals ten (10) days before expiration.

1.                          Comprehensive or Commercial General Liability Insurance:

$2,000,000 Combined Single Limit, each occurrence

$2,000,000 Aggregate (minimum) this location

$2,000,000 Products/Completed Operations Aggregate

$100,000 Fire Legal Liability Limit, per fire

Bodily injury, Property Damage, Personal Injury and Advertising Injury; Blanket Contractual Liability - Covering Indemnity Paragraph 18(b); Products and Completed Operations Liability; Landlord as an Additional Insured; Severability of Interest, permitting Cross liability among insureds; provision stating that tenant’s insurance is primary and non-contributing with any insurance carried by Landlord.

2.                         Tenant’s Property Insurance;

All Risks coverage of Property owned by Tenant or for which the Tenant is legally liable; replacement cost basis, covering no less than 90% of all values.

3.                          Tenant’s Business Interruption Insurance (if requested):

All Risks coverage of operations at leased premises; covering one-years business interruption due to insured peril.

4.                          Tenant’s Workers’ Compensation and Employer’s Liability Insurance (if requested):

Statutory Limits and terms required by state of leased premises, $1,000,000 Employer’s Liability Limit.

5.                          Tenant’s Automobile Insurance (if requested):

$1,000,000 Combined Limit per accident; covering all owned, non-owned, hired autos (Symbol 1 - any auto).

All insurance is to be with licensed insurers having a Best’s rating of “A 10” or better, and must include the following:

Waiver of Subrogation in favor of Landlord
Thirty (30) day pre-notice of cancellationinon renewal to Landlord

SEND CERTIFICATE TO:
AP-Catalina Landing LLC
Attn.: Property Manager
310 Golden Shore, Suite 300
Long Beach, California 90802

PLEASE INCLUDE: Landlord and The Abbey Management Company LLC as additional insureds, and reference the property address.

EXHIBIT F
TENANT ENVIRONMENTAL QUESTIONNAIRE

The purpose of this form is to obtain information regarding the use or proposed use of hazardous materials at the premises. Prospective tenants should answer the questions in light of their proposed operations at the premises. Existing tenants should answer the questions as they relate to ongoing operations at the premises and should update any information previously submitted. If additional space is needed to answer the questions, you may attach separate sheets of paper to this form.

Your cooperation in this matter is appreciated.

1.0                  GENERAL INFORMATION

Name of Responding Company:	OMP, Inc
Check the Applicable Status:	Prospective Tenant ☐ Existing Tenant ☒

Mailing Address:	310 Golden Shore # 120

Long Beach, CA 90802

Contact Person and Title:	, Telephone Number:	/

Address of Leased Premises:

Length of Lease Term:	60	months

Describe the proposed operations to take place on the premises, including principal products manufactured or services to be conducted. Existing tenants should describe any proposed changes to ongoing operations.

2.0                  STORAGE OF HAZARDOUS MATERIALS

2.1                    Will any hazardous materials be used or stored on-site?

Wastes	Yes ☐	No ☒

Chemical Products	Yes ☐	No ☒

2.2                    Attach a list of any hazardous materials to be used or stored, the quantities that will be on-site at any given time, and the location and method of storage (e.g., 55-gallon drums on concrete pad).

3.0                  STORAGE TANKS AND SUMPS

3.1                    Is any above or below ground storage of gasoline, diesel or other hazardous substances in tanks or sumps proposed or currently conducted at the premises?

Yes ☐                                   No ☒

If yes, describe the materials to be stored, and the type, size and construction of the sump or tank. Attach copies of any permits obtained for the storage of such substances.

3.2                    Have any of the tanks or sumps been inspected or tested for leakage?

Yes ☐                                   No ☒

If yes, attach the results.

3.3                    Have any spills or leaks occurred from such tanks or sumps?

Yes ☐                                   No ☒

3.4                    Were any regulatory agencies notified of the spill or leak?

Yes ☐                                   No ☒

If yes, attach copies of any spill reports filed, any clearance letters or other correspondence from regulatory agencies relating to the spill or leak.

3.5                    Have any underground storage tanks or sumps been taken out of service or removed?

Yes ☐                                   No ☒

If yes, attach copies of any closure permits and clearance obtained from regulatory agencies relating to closure and removal of such tanks.

4.0                  SPILLS

4.1                    During the past year, havs any spills occurred at the premises?

Yes ☐                                   No ☒

If yes, please describe the location of the spill.

4.2                    Were any agencies notified in connection with such spills?

Yes ☐                                   No ☒

If yes, attach copies of any spill reports or other correspondence with regulatory agencies.

4.3                    Were any clean-up actions undertaken in connection with the spills?

Yes ☐                                   No ☒

If yes, attach copies of any clearance letters obtained from any regulatory agencies involved and the results of any final soil or groundwater sampling done upon completion of the clean-up work.

5.0                  WASTE MANAGEMENT

5.1                    Has your company been issued an EPA Hazardous Waste Generator I.D. Number?

Yes ☐                                   No ☒

5.2                    Has your company filed a biennial report as a hazardous waste generator?

Yes ☐                                   No ☒

If yes, attach a copy of the most recent report filed.

5.3                    Attach a list of the hazardous wastes, If any, generated or to be generated at the premises, its hazard class and the quantity generated on a monthly basis.

5.4                    Describe the method(s) of disposal for each waste. Indicate where and how often disposal will take place.

On-site treatment or recovery:

Discharged to sewer:

Transported & disposed of off-site:

Incinerator:

5.5                    Indicate the name of the person(s) responsible for maintaining copies of hazardous waste manifests completed for off-site shipments of hazardous waste.

5.6                    Is any treatment of processing of hazardous wastes currently conducted or proposed to be conducted at the premises:

Yes ☐                                   No ☒

If yes, please describe any existing or proposed treatment methods.

5.7                    Attach copies of any hazardous waste permits or licenses issued to your company with respect to its operations at the premises.

6.0                  WASTEWATER TREATMENT/DISCHARGE

6.1                    Do you discharge wastewater to:

Storm drain:	Yes ☐	No ☒	Sewer:	Yes ☐	No ☒

Surface water:	Yes ☐	No ☒	Industrial disch.:	Yes ☐	No ☒

Is your wastewater treated before discharge?

Yes ☐                                   No ☐

If yes, describe the type of treatment conducted.

6.3                    Attach copies of any wastewater discharge permits issued to your company with respect to its operations at the premises.

7.0                  AIR DISCHARGES

7.1                    Do you have any filtration systems or stacks that discharge into the air?

Yes ☐                                   No ☒

7.2                    Do you operate any of the following types of equipment or any other equipment requiring an air emissions permit?

☐ Spray booth	☐ Incinerator
☐ Dip tank	☐ Other (please describe)
☐ Drying oven	☐ Other equipment requiring air permits

7.3                    Are air emissions from your operations monitored?

Yes ☐                                   No ☐

If yes, indicate the frequency of monitoring and a description of the monitoring results.

7.4                    Attach copies of any air emissions permits pertaining to your operations at the premises.

8.0                  HAZARDOUS MATERIALS DISCLOSURES

8.1                    Does your company handle hazardous materials in a quantity equal to or exceeding an aggregate of 500 pounds, 55 gallons, or 200 cubic feet per month?

Yes ☐                                   No ☒

8.2                    Has your company prepared a hazardous materials management plan pursuant to any applicable requirements of a local fire department or governmental agency?

Yes ☐                                   No ☒

If yes, attach a copy of the business plan.

8.3                    Has your company adopted any voluntary environmental, health or safety program?

Yes ☐                                   No ☒

If yes, attach a copy of the program.

9.0                  ENFORCEMENT ACTIONS, COMPLAINTS

9.1                    Has your company ever been subject to any agency enforcement actions, administrative orders, or consent decrees?

Yes ☐                                   No ☒

If yes, describe the actions and any continuing compliance obligations imposed as a result of these actions.

9.2                    Has your company ever received requests for information, notice or demand letters, or any other inquiries regarding its operations?

Yes ☐                                   No ☒

9.3                    Have there ever been, or are there now pending, any lawsuits against the company regarding any environmental or health and safety concerns?

Yes ☐                                   No ☒

9.4                    Has an environmental audit ever been conducted at your company’s current facility?

Yes ☐                                   No ☒

If yes, identify who conducted the audit and when it was conducted:

EXHIBIT G

FIRST AMENDMENT TO STANDARD OFFICE LEASE

THIS FIRST AMENDMENT TO STANDARD OFFICE LEASE (“Amendment”) is made as of October 30, 1998 between JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (“Landlord”), and OBAGI MEDICAL PRODUCTS, INC., a California corporation (“Tenant”), with reference to the following facts:

A.                      Landlord and Tenant entered into that certain Standard Office Lease, dated February 27, 1998 (“Lease”), for premises known as Suite 120 (“Premises”), 310 Golden Shore (the “Building”), Long Beach, California. The Building is a portion of the Office Building Project known as Catalina Landing.

B.                        Landlord and Tenant desire to amend the Lease as set forth below. Unless otherwise indicated in this Amendment, the defined terms used herein have the same definitions as the defined terms used in the Lease.

THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                          Rentable Area. Tenant hereby agrees to lease an additional 1,694 Rentable Square Feet of space commonly known as Suite 100, located on the first (1st) floor of the Building, and depicted on Exhibit “A” attached hereto and incorporated herein by reference (“Additional Premises”). Except as otherwise provided herein, as used in the Lease, “Premises” shall mean and include the original Premises and the Additional Premises and all terms and conditions of the Lease applicable to the original Premises shall also apply to the Additional Premises, except that the following provisions of the Lease shall not apply to the Additional Premises:  the last sentence of paragraph 2.2.3, paragraphs 52 and 53, and Lease Exhibit “C”.

2.                          Base Rent. Monthly Base Rent for the Additional Premises shall initially be $2,795.10 ($1.65 per rentable square foot). On December 10, 2000, Base Rent for the Additional Premises shall increase to $2,964.50 per month ($1.75 per Rentable Square Foot). Base Rent payable for the Additional Premises shall be in addition to the Base Rent payable under the Lease for the Premises.

3.                          Term. The term of the Lease with respect to the Additional Premises shall begin on the Additional Premises Commencement Date as determined in accordance with paragraph 8 of the Work Letter Agreement attached hereto as Exhibit “B” (“Work Letter Agreement”) and shall thereafter be concurrent with the term set forth in the Lease for the Premises.

1

4.                          Operating Expenses. For the purposes of calculating Tenant’s share of any increases in Operating Expenses and/or Applicable Taxes for the Additional Premises, “Base Year” and “Tax Base Year” shall be as set forth in paragraphs 1.10 and 1.11 of the Lease, and “Tenant’s Share of Operating Expenses” and “Tenant’s Tax Share” for the Additional Premises shall be 0.61%, based on 275,962 total Rentable Square Feet of the Office Building Project. Tenant’s Share of any increases in Operating Expenses and/or Applicable Taxes for the original Premises shall continue to be determined in accordance with the Lease without amendment or modification by this Amendment.

5.                          Tenant Improvements. Landlord shall perform certain work of remodeling or renovation in the Additional Premises. Such work shall be performed and paid for in accordance with the provisions of the Work Letter Agreement and shall constitute part of the “Tenant Improvements” under the Lease. The Work Letter Agreement sets forth Landlord’s sole obligation to make improvements to the Additional Premises.

6.                          Terms and Conditions for the Additional Premises. From and after the date of delivery of the Additional Premises to Tenant, Tenant shall hold and occupy the Premises and Additional Premises upon all of the terms and conditions of the Lease as amended by this Amendment and, in the event of any inconsistency between the Lease and this Amendment, the provisions of this Amendment shall control as to the Additional Premises.

7.                          Real Estate Commission. Landlord and Tenant represent and warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease except Matlow-Kennedy Commercial Real Estate Services, Robert L. Alperin (“Matlow”), and CB Commercial Properties, Timothy D. Vaughan (“CB”). Landlord shall pay CB a commission pursuant to a separate written agreement. Landlord shall not, however, have any obligation to pay any Compensation (defined below) to Matlow in connection with this Lease. Landlord and Tenant each agree to indemnify and defend the other from any cost, expense, claim, loss, or liability for any compensation, fee, commission or charge (collectively, “Compensation”) claimed by any party other than CB claiming by, through or on behalf of it with respect to this Lease.

8.                          Parking. In addition to the parking spaces which Tenant has the right to use under the Lease, and subject to the provisions of the Lease, Tenant shall be entitled to use a total of six (6) parking spaces (of which one (1) may be reserved) in the open parking lot appurtenant to the Office Building Project at a monthly rate of $55.00 per space for unreserved parking or $80.00 per space for reserved parking, subject to increase from time to time in Landlord’s sole discretion upon five (5) day’s written notice to Tenant.

2

9.                          Security Deposit. Concurrently with execution and delivery of this Amendment by Tenant, Tenant shall deposit with Landlord the sum of $2,964.50 as a Security Deposit pursuant to Paragraph 5 of the Lease and to secure Tenant’s faithful performance of Tenant’s obligations under the Lease and this Amendment. Such amount shall be in addition to the Security Deposit set forth in Paragraph 1.8 of the Lease.

10.                    No Other Amendments. There are no other amendments, modifications, or addenda to the Lease other than this Amendment. The Lease remains in full force, except as amended by this Amendment, and is hereby ratified and reaffirmed.

11.                    Conflicts. If any conflict between this Amendment and the Lease should arise, the terms of this Amendment shall control.

12.                    Defined Terms. All terms used in this Amendment with initial capital letters and not defined herein shall have the meanings given to such terms in the Lease.

13.                    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute a single instrument.

The parties have executed this Amendment as of the date first written above.

Landlord:		Tenant:

JOHN HANCOCK MUTUAL LIFE		OBAGI MEDICAL PRODUCTS, INC.
INSURANCE COMPANY

By:	/s/ John P. McDonough	By:	/s/ Ian Walker
	John P. McDonough,	Name:	Ian Walker
	Investment Officer	Title:	President

		By:	/s/ Ian Walker
		Name:	Ian Walker
		Title:	Secretary

3

FLOOR PLAN OF THE ADDITIONAL PREMISES

WORK LETTER AGREEMENT

In connection with the First Amendment to Standard Office Lease to which this Work Letter Agreement is attached (the “Amendment”), and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant agree as follows:

1.                          COMPLETION SCHEDULE. Within ten (10) days after its execution of the Amendment, Landlord shall deliver to Tenant, for Tenant’s review and approval, a schedule (the “Work Schedule”) setting forth a timetable for the planning and completion of the installation of the Tenant Improvements (as defined in Paragraph 2 below) to be constructed in the Additional Premises based on a target Additional Premises Commencement Date of January 1, 1998 (“Target Additional Premises Commencement Date”). The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. The Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, Landlord and Tenant agree to comply with that Work Schedule, and it shall become the basis for the parties’ performance under this Agreement. If Tenant shall fail to deliver to Landlord Tenant’s written disapproval of the Work Schedule, as it may be modified after discussions between Landlord and Tenant, within seven (7) days after the date the Work Schedule is first received by Tenant, Landlord’s space planner for the Office Building Project shall determine the final Work Schedule in its sole, good faith judgment within ten (10) days after request by either Landlord or Tenant, which determination shall be final and binding on all parties.

2.                          TENANT IMPROVEMENTS. “Tenant Improvements” shall include all work to be done and improvements installed in the Additional Premises by Landlord pursuant to the Tenant Improvement Plans (defined in Paragraph 3 below), including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wallcovering), electrical (including lighting, switching, outlets, etc.), plumbing, heating, ventilating and air conditioning, fire protection, cabinets and other millwork. All Tenant Improvements and components thereof shall at all times be and remain the sole property of Landlord.

3.                          TENANT IMPROVEMENT PLANS. Within five (5) business days after execution of the Amendment, Tenant agrees to meet with Landlord’s architect or space planner for the purpose of promptly preparing a space plan (“Space Plan”). The Space Plan will provide a partition layout depicting the configuration of the Additional Premises. If Tenant fails to deliver to Landlord Tenant’s written disapproval of the Space Plan within five (5) business days after the date the Space Plan, or any revised Space Plan, is first received by Tenant, such failure shall constitute

EXHIBIT "B"

a Tenant Delay and the Commencement Date shall be accelerated one day for each day of such Tenant Delay. Within fifteen (15) business days after the Space Plan is approved by Tenant pursuant to this Paragraph (which approval shall not be unreasonably withheld), Landlord’s architect or space planner shall promptly prepare final working drawings and specifications for the Tenant Improvements. Those working drawings and specifications are referred to herein as the “Tenant Improvement Plans” and shall be approved by Landlord and Tenant pursuant to Paragraph 5 below. The Tenant Improvement Plans must be consistent with Landlord’s standard specifications (the “Standards”) for tenant improvements for the Building, as the same may be changed from time to time by Landlord.

4.                          NON-STANDARD TENANT IMPROVEMENTS. Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements provided that (a) the deviations shall not be of a lesser quality than the Standards; (b) the total lighting for the Additional Premises shall comply with the provisions of Title 24 of the California Administrative Code; (c) the deviations conform to applicable governmental regulations, and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the level normally provided to other tenants in the Building and do not overload the weight-bearing capacity of the floors; (e) the deviations will not delay completion of the Tenant Improvements unless Tenant agrees that any such delay will constitute a Tenant Delay; and (f) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Building.

5.                          FINAL PRICING AND DRAWING SCHEDULE. After preparation by Landlord’s architect or space planner, the Tenant Improvement Plans shall be submitted to Tenant for approval, which shall not be unreasonably withheld. If Tenant fails to deliver to Landlord Tenant’s written disapproval of the Tenant Improvement Plans, or any revised Tenant Improvement Plans, within five (5) days after the date the Tenant Improvement Plans, or any revised Tenant Improvement Plans, are received by Tenant, such failure shall constitute a Tenant Delay and the Commencement Date shall be accelerated one day for each day of such Tenant Delay. If the Tenant Improvement Plans, or any revised Tenant Improvement Plans, are timely disapproved by Tenant pursuant to this Paragraph, Tenant shall provide to Landlord a written explanation of the reason(s) for such disapproval concurrently with that disapproval, and the Tenant Improvement Plans shall be revised and resubmitted to Tenant for approval. If Tenant fails to provide a written explanation as and when required by this Paragraph, such failure shall constitute a Tenant Delay and the Commencement Date shall be accelerated one day for each day of such Tenant Delay. Within five (5) days after the Tenant Improvement Plans are so approved by Tenant, the Tenant Improvement Plans shall be submitted to the appropriate

EXHIBIT "B"

governmental body by Landlord for plan checking and the issuance of a building permit. Landlord reserves the right to disapprove any proposed Tenant Improvements which Landlord reasonably believes will adversely affect the Building or any Building systems. Landlord, with Tenant’s cooperation, shall cause to be made to the Tenant Improvement Plans any changes necessary to obtain the building permit and to comply with the requirements of the Police and Fire Departments of the City of Long Beach. Concurrently with the plan checking, Landlord shall have prepared a final pricing for Tenant’s approval in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the Tenant Improvement Plans required by the City of Long Beach or other agencies. Landlord shall have the option to increase or decrease the final pricing, before or after Tenant approves the final pricing, to reflect changes in the cost of performing the Tenant Improvements caused by plan modifications required by the City of Long Beach or other agencies. After final approval of the Tenant Improvement Plans no further changes may be made thereto without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design or construction of such changes. Tenant acknowledges that any such changes shall be subject to the terms of Paragraph 8 below.

6.                          CONSTRUCTION OF TENANT IMPROVEMENTS. After a building permit for the Tenant Improvements has been issued, Landlord shall cause its contractor to begin installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Paragraph 7 below. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord’s reasonable control, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, lack of availability of materials or labor, or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

7.                          PAYMENT FOR THE TENANT IMPROVEMENTS.

(a)                      Landlord grants to Tenant a “Tenant Improvement Allowance” of Nine and 00/100 Dollars ($9.00) per Rentable Square Foot of the Additional Premises. This Allowance shall be automatically adjusted and finally determined upon the Rentable Square Footage of the Additional Premises being finally determined by the Space Accountant. The Tenant Improvement Allowance shall only be used for:

(i)                         Payment of the cost of preparing the Space Plan and the Tenant Improvement Plans, including mechanical, electrical, plumbing and structural drawings, and of all

EXHIBIT "B"

other aspects necessary to complete the Tenant Improvement Plans. The Tenant Improvement Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord’s Standards or for payments to any other consultants, designers or architects other than Landlord’s architect, space planner or Space Accountant, all of which other costs shall be paid for by Tenant.

(ii)                      Payment of plan check, permit and license fees relating to construction of the Tenant Improvements.

(iii)                   Construction of the Tenant Improvements, including, without limitation, the following:

(aa)                 Installation within the Additional Premises of all partitioning, doors, floor coverings, ceilings, wallcoverings and painting, millwork and similar items;

(bb)               All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Additional Premises, excluding however computer cable and wiring;

(cc)                 The furnishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Additional Premises, including the cost of meter and key control for after-hour air conditioning;

(dd)               Any additional tenant requirements including, but not limited to, air quality control, special heating, ventilation and air conditioning, noise or vibration control or other special systems;

(ee)                 All fire and life safety control systems such as fire walls, sprinklers, fire alarms, including piping and wiring, installed within the Additional Premises;

(ff)                     All plumbing, including fixtures and pipes, to be installed within the Additional Premises;

(gg)               Testing and inspection costs;

(hh)               Demolition and/or removal of any existing improvements contained in the Additional Premises which must be demolished in connection with construction of the Tenant Improvements; and

(ii)                       Contractors’ fees, including, but not limited to, any fees based on general conditions.

EXHIBIT "B"

(iv)                  Payment to Landlord of a space improvement fee (“Improvement Fee”) to, among other things, pay Landlord’s space improvement costs for the Additional Premises, including without limitation costs for the following: plan check and permits; utilities, including electrical and water consumption; elevator usage; and a tenant supervision fee. The Improvement Fee shall be five percent (5%) of the Tenant Improvement Allowance.

(v)                     All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Additional Premises, which construction was performed by Landlord prior to the execution of the Amendment and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for space in the Building for reasons of economics (examples of such construction would include, but not be limited to, the extension of mechanical, HVAC and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

(b)                     If the actual costs of purchasing and installing the Tenant Improvements exceed the Tenant Improvement Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Improvement Allowance as provided in Paragraph 7(a) above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements.

(c)                      If, after the Tenant Improvement Plans have been prepared and a price therefor has been established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs related thereto shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Landlord shall have the right to decline Tenant’s request for a change to the Tenant Improvement Plans if such changes are inconsistent with the provisions of Paragraphs 3 or 4 above, or if the change would, in Landlord’s subjective good faith opinion, unreasonably delay construction of the Tenant Improvements.

(d)                     If increases in the cost of the Tenant Improvements as set: forth in Landlord’s final pricing are due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of Landlord’s written notice; provided, however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Improvement Allowance.

(e)                      Any unused portion of the Tenant Improvement Allowance upon completion of the Tenant Improvements shall not be

EXHIBIT "B"

refunded to Tenant or available to Tenant as a credit against any obligations of Tenant under the Lease.

8.                          COMPLETION AND RENTAL COMMENCEMENT DATE. The Term of the Lease applicable to the Additional Premises, and Tenant’s obligation for the payment of rent for the Additional Premises under the Amendment, shall commence on the “Additional Premises Commencement Date”, which shall be the earlier of: (i) the date on which the Tenant first conducts any business from all or part of the Additional Premises; or (ii) the date on which the Tenant Improvements have been substantially completed as determined by a certificate from Landlord’s architect (the earlier of which dates shall be deemed to be the date on which Landlord has tendered possession of the Additional Premises to Tenant under the Amendment); provided that, if there shall be a delay in substantial completion of the Tenant Improvements as a result of:

(a)                      Tenant’s failure to approve any item or perform any other obligation in accordance with and by the date specified in the Work Schedule;

(b)                     Tenant’s request for materials, finishes or installations other than those readily available, whether or not approved by Landlord or reflected in the Tenant Improvement Plans;

(c)                      Tenant’s changes in the Tenant Improvement Plans after Tenant approves the Tenant Improvement Plans;

(d)                     Tenant’s request to deviate from the Standards for the Building; or

(e)                      Tenant’s failure to timely make any payment due from Tenant under this Work Letter Agreement or the Lease;

then, as provided for in the Lease, the commencement of the Term shall be accelerated by the number of days of such delay. The Tenant Improvements shall be deemed substantially complete notwithstanding the fact that minor items of the Tenant Improvements (such as construction, mechanical adjustments, or decorations) which do not materially interfere with Tenant’s use of the Additional Premises remain to be performed (items normally referred to as “punch list” items), which items Landlord shall promptly complete or correct.

EXHIBIT "B"

CATALINA LANDING
FIRST AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE

This FIRST AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE (this “Amendment”), dated as of April 20, 2005, is by and between AC-CATALINA LANDING LLC, a Delaware limited liability company (“Landlord”), and OMP, INC., a Delaware corporation, as successor-in-interest to Obagi Medical Products, Inc. (“Tenant”).

RECITALS

A.                      Landlord and Tenant previously entered into that certain Amended and Restated Office Lease dated May 9th, 2003, (the “Lease”), whereby Landlord leases to Tenant 12,023 Rentable Square Feet of space commonly known as 310 Golden Shore, Suite 120, Long Beach, California (the “Original Premises”).

B.                        Tenant now desires to expand the Premises by taking an additional 2,698 Rentable Square Feet of space in the Office Building Project (as defined in the Original Lease), and Landlord agrees to lease such additional space to Tenant, subject to the terms and conditions contained herein. Landlord and Tenant hereby express their mutual desire and Intent to expand the Original Premises, and to otherwise amend the Lease, as provided below.

AGREEMENT

IN WITNESS HEREOF, the parties hereto hereby agree as follows:

1.                          CAPITALIZED TERMS. Unless otherwise expressly defined in this Amendment, initially capitalized terms used in this Amendment shall have the meanings assigned in the Original Lease.

2.                          EXPANSION SPACE. Upon and following the Expansion Date (as defined in paragraph 5 below), the “Premises” leased by Tenant under the Lease shall be deemed to Include the 1,393 additional Rentable Square Feet of space located at 330 Golden Shore, Suite 450, Long Beach, California (“Suite 450”), and 1,305 additional Rentable Square Feet of space located at 310 Golden Shore, Suite 100, Long Beach, California (“Suite 100”), each, and as more particularly shown on Exhibit “A” attached hereto. Suite 450 and Suite 100 shall herein be referred to collectively as the “Expansion Space”. Tenant’s use and occupancy of the Expansion Space shall be subject to all of the terms and conditions contained in the Lease applicable to the Original Premises, provided that Tenant shall be allowed to use Suite 450 as a conference room and employee training center. Commencing upon the Expansion Date, any and all references in the Lease to the “Premises” shall include both the Original Premises and the Expansion Space. After giving effect to the Expansion Space, the entire Premises leased from Landlord by Tenant shall be deemed to contain 14,721 Rentable Square Feet of space, as more particularly shown on Exhibit “A” attached hereto.

3.                          TENANT’S SHARE. After giving effect to the Expansion Space, Tenant’s Share under the Lease shall be increased to 1.59%.

4.                          MONTHLY BASE RENT. Upon and following the Expansion Date, monthly Base Rent to be paid by Tenant for the entire Premises shall be payable in accordance with the following schedule:

Effective Date	Base Rent
May 1, 2005 to June 30, 2005	$21,671.00	per month
July 1, 2005 to July 31, 2005	$26,689.00	per month
August 1, 2005 to July 31, 2006	$27,381.00	per month
August 1, 2006 to July 31, 2007	$28,117.00	per month
August 1, 2007 to July 31, 2008	$29,000.00	per month

5.                          EXPANSION DATE. The “Expansion Date” shall mean the date on which Landlord has “Substantially Completed” construction of the “Tenant Improvements” (each as defined below) to be contained within Suite 450. For purposes hereof, “Substantial Completion” (and any derivation thereof) means the Tenant Improvements have been sufficiently completed to enable Tenant to use Suite 450 of the Premises, with the exception of any Punch List Items (as defined below) and Tenant’s controlled Improvements, If any (e.g., Tenant’s fixtures, telephones, data lines, computers, furniture, etc.) to be installed by Tenant and/or under the supervision of Landlord’s contractor. For

1

purposes hereof, “Substantial Completion” (and any derivation thereof) means that (1) Landlord has substantially completed the construction of the Tenant Improvements. “Punch List Items” means uncompleted or improperly completed items of the Tenant improvements which, in the aggregate, do not materially interfere with Tenant’s occupancy of the Premises for the Permitted Use, as reasonable determined by Landlord and Tenant. Subject to “Tenant Delays” and “Force Majeure Events” (each as defined below). Landlord and Tenant anticipate that the Expansion Date will fall on or about May 1, 2005.

Any delay(s) in the occurrence of Substantial Completion which result directly, indirectly, partially, or totally from any acts, fault or omissions of Tenant, or any of its agents, employees, and/or contractors, shall constitute a “Tenant Delay”. If there shall be any Tenant Delay(s), then, notwithstanding anything to the contrary set forth in the Lease, and regardless of the actual date of the Substantial Completion, the Expansion Date shall be the date on which Substantial Completion would have occurred if no Tenant Delay(s) had occurred. If Tenant Delays exist, as reasonably determined by Landlord, then upon the Substantial Completion of the Tenant Improvements, Landlord shall notify Tenant of (i) the aggregate period of the Tenant Delays and (ii) the Expansion Date as determined pursuant hereto. Tenant shall, within five (5) days following receipt of such notice, perform or cause to be performed all obligations under the Lease (including, without limitation, the payment of Rent) that have accrued from the Expansion Date, as determined pursuant hereto, to the data on which Tenant received Landlord’s notice, and the Expansion Date shall, for all purposes under this Lease, be the Expansion Date as determined pursuant hereto. Nothing contained herein shall be deemed to relieve Landlord of its obligation to use commercially reasonable efforts to complete the Tenant Improvements in a timely manner, subject to Tenant Delays and delays due to the occurrence of any Force Majeure Event.

The time for performance by either party of any obligation under this Lease (other than the payment of rent or other monetary obligations) shall be extended for the period of delay resulting from fire, earthquake, explosion, flood, the elements, acts of God or the public enemy, strike, other labor trouble, interference of governmental authorities or agents, or shortages of fuel, supplies or labor resulting therefrom or any other cause, whether similar or dissimilar to the above, beyond the reasonable control of the party obligated for such performance, financial inability excepted (collectively, any “Force Majeure Event”).

6.                          TENANT IMPROVEMENTS. Attached hereto as Exhibit “B” is a list of the work that Landlord or its agents shall perform, as well as space plans (the “Landlord’s Plans”) for certain Improvements to Suite 450 (the “Tenant Improvements”), which Landlord’s Plans are hereby approved by Landlord and Tenant. Landlord shall commence to construct, or cause to be constructed, the Tenant Improvements in substantial conformance with the Landlord’s Plans.

7.                          BASE YEAR. As to the Expansion Space only, the Base Year shall be the calendar year of 2005; the parties acknowledge and agree that 2003 shall remain the Base Year for the remainder of the Premises.

8.                          TENANT’S WORK. The parties acknowledge and agree that Tenant may, In accordance with this Paragraph 8 and this Lease, complete certain improvements (“Tenant’s Initial Improvement Work”) within the Expansion Space. Except as may be otherwise provided in the Lease, Tenant’s Initial Improvement Work shall become the property of Landlord upon the expiration or earlier termination of the Lease and shall remain on the Premises at all times during the term of the Lease.

(a)                     Plans and Specifications.

(1)                              Space Plans. Attached hereto, as Exhibit “C”, are space plans (the “Space Plans”) for Tenant’s Initial Improvement Work prepared by Tenant’s architect/designer (“Tenant’s Designer”). Landlord and Tenant hereby approve the Space Plans.

(2)                              Cost of Design and Engineering. The cost of all architectural and design work, as well as the cost of all engineering and all permits, licenses and fees relating to the development of Tenant’s Initial Improvement Work, shall be paid by Tenant.

(3)                              Landlord’s Review of Plans. Tenant agrees and understands that Landlord shall not be the guarantor of, or responsible for, the correctness or accuracy of the Space Plans or compliance of the Space Plans with any applicable laws.

(b)                    Permits. Tenant shall be solely responsible for obtaining all governmental approvals in the full extent necessary for the issuance of a building permit for Tenant’s Initial Improvement Work based on the Space Plans. Thereafter, Tenant shall also be solely responsible for obtaining all other necessary approvals and permits, Including temporary and permanent certificates of occupancy from all governmental agencies having authority over the construction and installation of Tenant’s Initial Improvement Work, and shall undertake all steps necessary to insure that the construction of Tenant’s Initial Improvement Work is accomplished in strict compliance with the Space

2

Plans, all applicable laws and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises pursuant to this Lease.

(c)                     Construction. Tenant shall employ a contractor of Tenant’s choosing, subject to Landlord’s reasonable approval (the “Contractor”) to promptly and diligently construct Tenant’s Initial Improvement Work in conformance with the approved Space Plans. The performance of Tenant’s Initial Improvement Work by the Contractor shall be subject to the following conditions:

(1)                      Landlord or Landlord’s agents shall have the right at all times to inspect the construction of Tenant’s Initial Improvement Work by Tenant during the progress thereof. If Landlord shall give notice of faulty construction or any other deviation from the Space Plans, Tenant shall cause the Contractor to make corrections promptly. However, neither the inspections nor the right to make such inspections shall operate as a waiver of any rights of Landlord to require good and workmanlike construction of Tenant’s Initial Improvement Work in accordance with the Space Plans and applicable laws.

(2)                      Tenant hereby indemnifies and holds Landlord harmless with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s contractor(s), or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non- payment of any amount arising out of Tenant’s Initial Improvement Work. Such indemnity by Tenant, as set forth above, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete Tenant’s Initial Improvement Work, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for the Expansion Space. Tenant shall ensure lien-free completion of Tenant’s Initial Improvement Work, and Tenant shall comply with all provisions of the Lease regarding liens.

(3)                      All Tenant’s Initial Improvement Work performed shall comply with the Americans with Disabilities Act – 1990, as the same may be amended from time to time. The Contractor and the subcontractors utilized by the Contractor shall guarantee to Tenant and for the benefit of Landlord that the portion of Tenant’s Initial Improvement Work for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year, and free from latent defects for a period of not less then ten (10) years, each time period being measured from the date of completion of such Tenant’s Initial Improvement Work. The Contractor and the subcontractors utilized by the Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by the Contractor or subcontractors and (ii) the first day of the Original Term. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of Tenant’s Initial Improvement Work, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to Tenant’s Initial Improvement Work shall be contained in the contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to affect such right of direct enforcement.

(4)                      Landlord shall have the right at all times to enter the Expansion Space to post notices of non-responsibility.

(d)                    Insurance Requirements.

(1)                      General Coverages. The Contractor and any of its subcontractors shall carry workers’ compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease.

(2)                      Special Coverages. Tenant shall carry “Builder’s All Risk” Insurance in an amount approved by Landlord covering the construction of Tenant’s Initial Improvement Work, and such other insurance as Landlord may require, it being understood and agreed that Tenant’s Initial Improvement Work shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that the Contractor shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.

(3)                      General Terms. Certificates for all insurance carried pursuant to this Paragraph 8 must comply with the requirements of this Lease and shall be delivered to Landlord before the commencement of construction of Tenant’s Initial Improvement Work and before the Contractor’s equipment is moved onto the

3

Expansion Space. In the event that Tenant’s Initial Improvement Work are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. The Contractor shall maintain all of the foregoing insurance coverage in force until Tenant’s Initial Improvement Work are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Paragraph 8 shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor. All insurance, except Workers’ Compensation, maintained by the Contractor shall preclude subrogation claims by the Insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the Insurance required hereunder.

(a)                     Delivery of Warranties. At the conclusion of construction, Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

9.                          SECURITY DEPOSIT. Tenant has on deposit with Landlord a Security Deposit in the amount of $17,433.35. Upon execution of this Amendment, and in addition to all other amounts due hereunder. Tenant will pay Landlord an additional deposit of $5,316.00, thereby increases the total Security Deposit to $22,749.35.

10.                    PARKING. Commencing upon the Expansion Date, Landlord shall offer Tenant the ability to secure three (3) additional non-reserved parking stalls within the parking structure serving the Premises, at the current rate then being charged for such stalls.

11.                    INSURANCE. Prior to the Expansion Date, Tenant shall deliver to Landlord a Certificate of Insurance showing evidence of current insurance coverage as required under the Lease for the entire Premises. The Abbey Management Company LLC, Abbey-Properties LLC, and AC-CATALINA LANDING LLC must be named as additional insureds. Tenant’s failure to satisfy the foregoing requirement shall be deemed a material default under the Lease.

12.                    ENTIRE AGREEMENT. This Amendment represents the entire agreement among the parties with respect to the matters contained in this Amendment and supersedes any prior negotiations, representations, or agreements, whether written or oral, with respect to the Amendment. Nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Lease, except as expressly stated herein. This Amendment may be amended, modified, or altered only by written instrument, signed by Landlord and Tenant.

13.                    EFFECT OF AMENDMENT; INCONSISTENCIES. Except as modified or amended herein, each and all of the terms, covenants and conditions of the Lease are hereby acknowledged and confirmed and remain in full force and effect. If there are any inconsistencies between this Amendment and the Lease with respect to the provisions of this Amendment, the provisions of the Amendment shall prevail.

14.                    LEGAL ADVICE; NEUTRAL INTERPRETATION; HEADINGS. Each party has received independent legal advice from their attorneys with respect to the advisability of executing this Amendment and the meaning of the provisions hereof. The provisions of this Amendment shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question. Headings used in this Amendment are for convenience of reference only and shall not be used in construing this Amendment.

15.                    AUTHORITY TO EXECUTE AGREEMENT. Each Individual executing this Amendment on behalf of Tenant represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation and agrees to deliver evidence of his or her authority if requested by Landlord.

16.                    CHOICE OF LAW. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of California applicable to agreements executed and to be fully performed therein without giving effect to any choice of law provision or rules (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Amendment shall be instituted and prosecuted in the United States District Court for the district in which the Premises are located, or in any court of competent jurisdiction of the State of California located in the county in which the Premises are located, and the parties hereto irrevocably submit to the jurisdiction of said courts and waive any rights to object to or challenge the appropriateness of said forums. Service of process shall be in accordance with the laws of the State of California.

17.                    SEVERABILITY. If any term, covenant, condition or provision of this Amendment, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Amendment, or the application

4

thereof to any person or circumstance, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

18.                    SUBMISSION OF AGREEMENT. The submission of this Amendment to Tenant, Tenant’s agent or attorney for review or signature does not constitute an offer to Tenant. This Amendment shall have no binding force or effect until its execution and delivery by both Landlord and Tenant.

19.                    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

IN WITNESS HEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:			TENANT:

AC-CATALINA LANDING LLC, a			OMP, INC., a Delaware corporation
Delaware limited liability company

			By:	/s/ Steve Carlson
	By:		Name:	Steve Carlson
		Donald G. Abbey	Title:	President
	Its:	President
or			By:
	By:		Name:
		David J. Gullen	Title:
	Its:	Vice President

5

EXHIBIT “A”

The Expansion Space & The Premises

[see attached]

6

EXHIBIT “B”

Landlord’s Plans

[see attached]

7

EXHIBIT “C”

The Space Plans

[see attached]

8

CATALINA LANDING
SECOND AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE

This SECOND AMENDMENT TO AMENDED AND RESTATED OFFICE LEASE (this “Amendment”), dated as of February 8, 2006, is by and between AC-CATALINA LANDING LLC, a Delaware limited liability company (“Landlord”), and OMP, INC., a Delaware corporation, as successor-in-interest to Obagi Medical Products, Inc. (“Tenant”).

RECITALS

A.                                                           Landlord and Tenant previously entered into that certain Amended and Restated Office Lease dated May 9, 2003, as amended by that certain First Amendment to Amended and Restated Office Lease dated as of April 20, 2005 (collectively, the “Lease”), whereby Landlord leases to Tenant 14,721 rentable square feet of space commonly known as 310 Golden Shore, Suites 120 & 100, Long Beach, California and 330 Golden Shore, Suite 450, Long Beach, California (collectively the “Current Premises”).

B.                                                             Tenant now desires to expand the Premises by taking an additional 2,599 rentable square feet of space in the Office Building Project (as defined in the Lease), and Landlord agrees to lease such additional space to Tenant, subject to the terms and conditions contained herein. Landlord and Tenant hereby express their mutual desire and intent to expand the Current Premises, and to otherwise amend the Lease, as provided below.

AGREEMENT

IN WITNESS HEREOF, the parties hereto hereby agree as follows:

1.                                       CAPITALIZED TERMS. Unless otherwise expressly defined in this Amendment, initially capitalized terms used in this Amendment shall have the meanings assigned in the Original Lease.

2.                                       SUITE 220. Upon and following February 15, 2006 (the “Expansion Date”), the “Premises” leased by Tenant under the Lease shall be deemed to include the 2.599 additional Rentable Square Feet of space located at 310 Golden Shore, Suite 220, Long Beach, California (“Suite 220”), as more particularly shown on Exhibit “A” attached hereto. Tenant’s use and occupancy of Suite 220 shall be subject to all of the terms and conditions contained in the Lease applicable to the Current Premises. Commencing upon the Expansion Date, any and all references in the Lease to the “Premises” shall include both the Current Premises and Suite 220. After giving effect to the expansion into Suite 220, the entire Premises leased from Landlord by Tenant shall be deemed to contain 17,320 rentable square feet of space, as more particularly shown on Exhibit “A” attached hereto.

3.                                       TENANT’S SHARE. After giving effect to the expansion into Suite 220, Tenant’s Share under the Lease shall be increased to 6.27%.

4.                                       MONTHLY BASE RENT. Upon and following the Expansion Date, monthly Base Rent to be paid by Tenant for the entire Premises shall be payable in accordance with the following schedule:

Effective Date	Base Rent
February 15, 2006 to April 30, 2006	$27,381.00 per month
May 1, 2006 to July 31, 2006	$32,215.00 per month
August 1, 2006 to July 31, 2007	$33,081.00 per month
August 1, 2007 to July 31, 2008	$34,120.00 per month

5.                                       BASE YEAR. As to Suite 220 only, the Base Year shall be the calendar year of 2006; the parties acknowledge and agree that the Base Year for Suite 120 shall remain 2003, and 2005 shall remain the Base Year for Suites 450 and 100.

6.                                       TENANT’S INITIAL IMPROVEMENT WORK. The parties acknowledge and agree that Tenant may, in accordance with this Paragraph 6 and this Lease, complete certain improvements (“Tenant’s Initial Improvement Work”) within Suite 220. Except as may be otherwise provided in the Lease, Tenant’s Initial Improvement Work shall become the property of Landlord upon the expiration or earlier termination of the Lease and shall remain on the Premises at all times during the term of the Lease. Landlord shall have no obligation to perform any tenant

1

improvement work in connection with any part of the Premises (including Suite 220), nor to contribute any amount or reimbursement of any costs incurred by Tenant in connection with Tenant’s Initial Improvement Work.

(a) Plans and Specifications.

(1)                      Space Plans. Once they have been prepared by Tenant’s architect/designer, the parties shall attach to this Amendment as Exhibit “B”, the space plans (the “Space Plans”) for Tenant’s Initial Improvement Work.

(2)                      Cost of Design and Engineering. The cost of all architectural and design work, as well as the cost of all engineering and all permits, licenses and fees relating to the development of Tenant’s Initial Improvement Work, shall be paid by Tenant.

(3)                      Landlord’s Review of Plans. Tenant agrees and understands that Landlord shall not be the guarantor of, or responsible for, the correctness or accuracy of the Space Plans or compliance of the Space Plans with any applicable laws.

(b)                    Permits. Tenant shall be solely responsible for obtaining all governmental approvals to the full extent necessary for the issuance of a building permit for Tenant’s Initial Improvement Work based on the Space Plans. Thereafter, Tenant shall also be solely responsible for obtaining all other necessary approvals and permits, including temporary and permanent certificates of occupancy from all governmental agencies having authority over the construction and installation of Tenant’s Initial Improvement Work, and shall undertake all steps necessary to insure that the construction of Tenant’s Initial Improvement Work is accomplished in strict compliance with the Space Plans, all applicable laws and the requirements and standards of any insurance underwriting board, inspection bureau or insurance carrier insuring the Premises pursuant to this Lease.

(c)                     Construction. Tenant shall employ a contractor of Tenant’s choosing, subject to Landlord’s reasonable approval (the “Contractor”) to promptly and diligently construct Tenant’s Initial Improvement Work in conformance with the approved Space Plans. The performance of Tenant’s Initial Improvement Work by the Contractor shall be subject to the following conditions:

(1)                      Landlord or Landlord’s agents shall have the right at all times to inspect the construction of Tenant’s Initial Improvement Work by Tenant during the progress thereof. If Landlord shall give notice of faulty construction or any other deviation from the Space Plans, Tenant shall cause the Contractor to make corrections promptly. However, neither the Inspections nor the right to make such inspections shall operate as a waiver of any rights of Landlord to require good and workmanlike construction of Tenant’s Initial Improvement Work in accordance with the Space Plans and applicable laws.

(2)                      Tenant hereby indemnifies and holds Landlord harmless with respect to any and all costs, losses, damages, injuries and liabilities related in any way to any act or omission of Tenant or Tenant’s contractor(s), or anyone directly or indirectly employed by any of them, or in connection with Tenant’s non- payment of any amount arising out of Tenant’s Initial Improvement Work. Such indemnity by Tenant, as set forth above, shall also apply with respect to any and all costs, losses, damages, injuries and liabilities related in any way to Landlord’s performance of any ministerial acts reasonably necessary (i) to permit Tenant to complete Tenant’s Initial Improvement Work, and (ii) to enable Tenant to obtain any building permit or certificate of occupancy for Suite 220. Tenant shall ensure lien-free completion of Tenant’s Initial Improvement Work, and Tenant shall comply with all provisions of the Lease regarding liens.

(3)                      All Tenant’s Initial Improvement Work performed shall comply with the Americans with Disabilities Act - 1990, as the same may be amended from time to time. The Contractor and the subcontractors utilized by the Contractor shall guarantee to Tenant and for the benefit of Landlord that the portion of Tenant’s Initial Improvement Work for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year, and free from latent defects for a period of not less than ten (10) years, each time period being measured from the date of completion of such Tenant’s Initial Improvement Work. The Contractor and the subcontractors utilized by the Contractor shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by the Contractor or subcontractors and (ii) the first day of the Original Term. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of Tenant’s Initial Improvement Work, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to Tenant’s Initial Improvement Work shall be contained in the contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to affect such right of direct enforcement.

2

(4)                      Landlord shall have the right at all times to enter Suite 220 to post notices of non-responsibility.

(d)                    Insurance Requirements.

(1)                      General Coverages. The Contractor and any of its subcontractors shall carry workers’ compensation insurance covering all of their respective employees, and shall also carry public liability insurance, including property damage, all with limits, in form and with companies as are required to be carried by Tenant as set forth in the Lease.

(2)                      Special Coverages. Tenant shall carry “Builder’s All Risk” insurance in an amount approved by Landlord covering the construction of Tenant’s Initial Improvement Work, and such other insurance as Landlord may require, it being understood and agreed that Tenant’s Initial Improvement Work shall be insured by Tenant pursuant to the Lease immediately upon completion thereof. Such insurance shall be in amounts and shall include such extended coverage endorsements as may be reasonably required by Landlord including, but not limited to, the requirement that the Contractor shall carry excess liability and Products and Completed Operation Coverage insurance, each in amounts not less than $500,000 per incident, $1,000,000 in aggregate, and in form and with companies as are required to be carried by Tenant as set forth in the Lease.

(3)                      General Terms. Certificates for all insurance carried pursuant to this Paragraph 6 must comply with the requirements of this Lease and shall be delivered to Landlord before the commencement of construction of Tenant’s Initial Improvement Work and before the Contractor’s equipment is moved onto Suite 220. In the event that Tenant’s Initial Improvement Work are damaged by any cause during the course of the construction thereof, Tenant shall immediately repair the same at Tenant’s sole cost and expense. The Contractor shall maintain all of the foregoing insurance coverage in force until Tenant’s Initial Improvement Work are fully completed and accepted by Landlord, except for any Products and Completed Operation Coverage Insurance required by Landlord, which is to be maintained for ten (10) years following completion of the work and acceptance by Landlord and Tenant. All policies carried under this Paragraph 6 shall insure Landlord and Tenant, as their interests may appear, as well as the Contractor. All insurance, except Workers’ Compensation, maintained by the Contractor shall preclude subrogation claims by the Insurer against anyone insured thereunder. Such insurance shall provide that it is primary insurance as respects the owner and that any other insurance maintained by owner is excess and noncontributing with the insurance required hereunder.

(e)                     Delivery of Warranties. At the conclusion of construction, Tenant shall deliver to Landlord a copy of all warranties, guaranties, and operating manuals and information relating to the improvements, equipment, and systems in the Premises.

7.                          SECURITY DEPOSIT. Tenant has on deposit with Landlord a Security Deposit in the amount of $22,748.55. Upon execution of this Amendment, and in addition to all other amounts due hereunder, Tenant will pay Landlord an additional deposit of $5,120.00, thereby increases the total Security Deposit to $27,868.55.

8.                          PARKING. Commencing upon the Expansion Date, Landlord shall offer Tenant the ability to secure three (3) additional non-reserved parking stalls within the parking structure serving the Premises, at the current rate then being charged for such stalls.

9.                          INSURANCE. Prior to the Expansion Date, Tenant shall deliver to Landlord a Certificate of Insurance showing evidence of current insurance coverage as required under Exhibit “C” attached hereto.

10.                    ENTIRE AGREEMENT. This Amendment represents the entire agreement among the parties with respect to the matters contained in this Amendment and supersedes any prior negotiations, representations, or agreements, whether written or oral, with respect to the Amendment. Nothing in this Amendment shall be deemed to waive or modify any of the provisions of the Lease, except as expressly stated herein. This Amendment may be amended, modified, or altered only by written instrument, signed by Landlord and Tenant.

11.                    EFFECT OF AMENDMENT; INCONSISTENCIES. Except as modified or amended herein, each and all of the terms, covenants and conditions of the Lease are hereby acknowledged and confirmed and remain in full force and effect. If there are any inconsistencies between this Amendment and the Lease with respect to the provisions of this Amendment, the provisions of the Amendment shall prevall.

12.                    LEGAL ADVICE; NEUTRAL INTERPRETATION; HEADINGS. Each party has received independent legal advice from their attorneys with respect to the advisability of executing this Amendment and the meaning of the provisions hereof. The provisions of this Amendment shall be construed as to their fair meaning, and not for or against any party based upon any attribution to such party as the source of the language in question. Headings used in this Amendment are for convenience of reference only and shall not be used in construing this Amendment.

3

13.                    AUTHORITY TO EXECUTE AGREEMENT. Each individual executing this Amendment on behalf of Tenant represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation and agrees to deliver evidence of his or her authority if requested by Landlord.

14.                    CHOICE OF LAW. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of California applicable to agreements executed and to be fully performed therein without giving effect to any choice of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Amendment shall be instituted and prosecuted in the United States District Court for the district in which the Premises are located, or in any court of competent jurisdiction of the State of California located in the county in which the Premises are located, and the parties hereto irrevocably submit to the jurisdiction of said courts and waive any rights to object to or challenge the appropriateness of said forums. Service of process shall be in accordance with the laws of the State of California.

15.                    SEVERABILITY. If any term, covenant, condition or provision of this Amendment, or the application thereof to any person or circumstance, shall to any extent be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, covenants, conditions or provisions of this Amendment, or the application thereof to any person or circumstance, shall remain in full force and affect and shall in no way be affected, impaired or invalidated thereby.

16.                    SUBMISSION OF AGREEMENT. The submission of this Amendment to Tenant, Tenant’s agent or attorney for review or signature does not constitute an offer to Tenant. This Amendment shall have no binding force or effect until its execution and delivery by both Landlord and Tenant.

17.                    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Amendment attached thereto.

IN WITNESS HEREOF, the parties have executed this Amendment as of the date first written above.

LANDLORD:		TENANT:

AC-CATALINA LANDING LLC, a
Delaware limited liability company		OMP, INC., a Delaware corporation

By:	/s/ Donald G. Abbey	By:	/s/ Jennifer Rougvie
	Donald G. Abbey	Name:	Jennifer Rougvie
Its:	President	Title:	OFFICE MANAGER

or

By:		By:	/s/ Stephen A. Garcia
	David J. Gullen	Name:	Stephen A. Garcia
Its:	Vice President	Title:	CFO

4

EXHIBIT “A”

Suite 220 & The Premises

[see attached]

5

EXHIBIT “B”

The Space Plans

[see attached]

6

EXHIBIT “C”

TENANT’S NEW INSURANCE REQUIREMENTS

This outlines the insurance requirements of your Lease. To assure compliance with these terms, we suggest you send a copy of this Exhibit to your insurer or agent. Initial Certificates must be provided to Landlord prior to occupancy of the Premises. All certificates must be amended to provide at least 30 days notice prior to cancellation and/or expiration, with 10 days for non-payment of premium. All certificates must be revised so that the following language is stricken out in the notice of cancellation provision of the certificate of insurance:

•                            “Endeavor to” and “but failure to do so shall impose no obligation or liability of any kind to the company, its agents or representatives”.

Insurance Carriers/Coverage terms:

All carriers used by the tenant must be licensed in the state in which the property is located. Insurance carriers must have a financial rating of “A-” or better as defined by the most recent AM Best’s rating. The financial size of the carrier must be “X” or better as defined by the most recent AM Best’s rating.

Tenant may use admitted or non-admitted insurance carrier(s) as long as the insurance carrier(s) is a licensed carrier(s) in the state in which the property is located and that the insurance carrier(s) meet the financial security as defined above. In addition:

•                            Tenant’s coverage should be primary and non-contributing to Insurance provided by the landlord.

•                            Tenant’s policy must contain a waiver subrogation clause in favor of the landlord.

•                            Tenant’s policy must provide severability of interest and may not contain “insured versus insured” exclusions.

1.                          Comprehensive or Commercial General Liability Insurance (Minimum Limits):

$1,000,000 Combined Single Limit, each occurrence

$2,000,000 General Aggregate (minimum) this location

$2,000,000 Products/Completed Operations Aggregate

$1,000,000 Personal Injury & Advertising Injury

$ 300,000 Fire Legal Liability Limit

$ 5,000-$10,000 Medical Payments

•                            Deductible or Self Insured Retention not greater than $5,000.

•                            Occurrence based on ISO Form (1986 edition or newer). Claims made and/or modified occurrence forms are not acceptable.

2.                          Umbrella/Excess Liability Insurance:

$2,000,000 per occurrence (annual aggregate)

Coverage must be as broad as the primary and meet the same requirements as noted in Section 1.

3.                          Tenant’s Property Insurance:

“All Risks” coverage or utilizing the ISO Special Cause of Loss form. Coverage should include earthquake sprinkler damage. Coverage to be written on a replacement costs basis sufficient to cover 100% of the replacement cost. Co-insurance must be waived. Policy must contain a waiver subrogation clause in favor of the landlord.

4.                          Tenant’s Business Interruption Insurance:

All Risks coverage of operations at leased premises: covering a least 12 months due to insured peril. Policy must contain a waiver subrogation clause in favor of the landlord.

5.                          Tenant’s Workers’ Compensation and Employer’s Liability Insurance:

Statutory Limits and terms required by law with subject statutory limits. Employer Liability should be provided at limits not less than (1) $500,000 each accident or injury, $500,000 each employee/disease and

7

$500,000 disease/policy limit, or (2) current limit carried, whichever is greater. Coverage should include a waiver of subrogation in favor of the landlord.

6.                          Tenant’s Automobile Insurance (if requested):

$1,000,000 Combined Single Limit per accident; covering all owned, non owned, hired autos (Symbol 1 any auto).

7.                          Additional Insured Endorsement (required on endorsement form CG 2026 1185 or its equivalent):

“AC-Catalina Landing LLC, Abbey-Properties LLC, The Abbey Management Company LLC The Abbey Company and their respective employees and agents, members, managers, officers and owners (and their beneficiaries, if any) are additional insured, jointly and/or severally, regarding any coverage afforded by this policy with respect to services and for materials performed, furnished or supplied on, for or to such properties.”

SEND CERTIFICATE TO:

AC-Catalina Landing LLC
c/o The Abbey Management Company LLC
Attn.: Property Manager
310 Golden Shore, Suite 300
Long Beach, California 90638
Tel.: (562) 435-2100

8